SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                         PRINCIPAL FINANCIAL GROUP, INC.
                           Des Moines, Iowa 50392-0200


                                 April 18, 2005

Dear Contract Owner:

         The Board of Directors of Principal Variable Contracts Fund, Inc. (the "Fund") has called a special meeting of the shareholders of all the separate series or accounts of the Fund (the "Accounts") for May 26, 2005. The purpose of the meeting is to elect the Board of Directors of the Fund and to consider a number of other matters, some of which relate to all the Accounts and some of which relate only to certain Accounts.

         The matters which relate to all the Accounts include proposals to reclassify the stated investment objective of each Account from a "fundamental" investment policy, which may not be changed without shareholder approval, to a "non-fundamental" investment policy which may be changed by the Board without shareholder approval, to provide for updated fundamental investment policies that will apply uniformly to all Accounts and to amend the Articles of Incorporation of the Fund to permit the Board, without shareholder approval, to designate a class of shares of an Account as a separate Account and to approve combinations of Accounts under certain limited circumstances. These proposals are intended to enhance the flexibility of the Board to respond quickly to changing economic and market conditions and to new investment management opportunities.

         The matters which relate only to certain Accounts include approving agreements appointing a new sub-advisor or sub-sub-advisors for an Account and authorizing an Account to adopt "manager-of-managers" arrangements whereby the Account's investment manager may select and contract with sub-advisors for the Account after approval by the Board of Directors but without obtaining shareholder approval.

         The contributions to your variable life policy or variable annuity contract are allocated to divisions of separate accounts of Principal Life Insurance Company ("Principal Life"), some of which then invest in shares of Accounts of the Fund. Although Principal Life is the only shareholder of the Fund, and owns shares of the Fund for both its general and its separate accounts, you have the right to instruct Principal Life how to vote the shares of the Accounts that represent your contract value. Principal Life will vote, in accordance with your instructions, the number of Account shares that represents that portion of your contract value invested in each of the Accounts as of March 31, 2005, the record date for Fund shareholders meeting.

         Enclosed you will find the Fund's Notice of Special Meeting of Shareholders, a Proxy Statement explaining the matters to be voted on at the meeting and a Voting Instructions Form for the shares of each Account in which your contract value was invested as of the record date. Please read the Proxy Statement carefully. In order for your shares to be voted at the meeting, you are urged promptly to complete and mail your Voting Instructions Form(s) in the enclosed postage-paid envelope.

         If you have questions regarding the meeting, please call our shareholder services department toll-free at 1-800-247-4123.

                             Sincerely,

                             /s/ J. BARRY GRISWELL
                             J. Barry Griswell
                             Chairman, President and Chief Executive Officer

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Asset Allocation Account                 Limited-Term Bond Account
   Balanced Account                         MidCap Account
   Bond Account                             MidCap Growth Account
   Capital Value Account                    MidCap Value Account
   Equity Growth Account                    Money Market Account
   Equity Income Account                    Principal LifeTime 2010 Account
   Equity Value Account                     Principal LifeTime 2020 Account
   Government Securities Account            Principal LifeTime 2030 Account
   Growth Account                           Principal LifeTime 2040 Account
   International Account                    Principal LifeTime 2050 Account
   International Emerging Markets Account   Principal LifeTime Strategic Income Account
   International SmallCap Account           Real Estate Securities Account
   LargeCap Blend Account                   SmallCap Account
   Large Growth Account                     SmallCap Growth Account
   LargeCap Stock Index Account             SmallCap Value Account
   LargeCap Value Account

To the Shareholders:

         A meeting of shareholders of each of the Accounts of Principal Variable Contracts Fund, Inc. (the "Fund") will be held at 680 8th Street, Des Moines, Iowa 50392-0200 on May 26, 2005, at 10:00 a.m. Central Daylight Time. The meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

         1. Election of Board of Directors (all Accounts).

         2. Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:

                  2A. With Columbus Circle Investors as sub-advisor for the Growth Account (applies only to the Growth Account).

                  2B. With Principal Global Investors, LLC as sub-advisor for the Money Market Account (applies only to the Money Market Account).

                  2C. With Principal Global Investors, LLC as sub-advisor for the Bond Account (applies only to the Bond Account).

                  2D. With Spectrum Asset Management, Inc. as a sub-sub-advisor for the Bond Account (applies only to the Bond Account).

                  2E. With Post Advisory Group, LLC as a sub-sub-advisor for the Bond Account (applies only to the Bond Account).

                  2F. With Spectrum Asset Management, Inc. as a sub-sub-advisor for the Equity Income Account (applies only to the Equity Income Account).

                  2G. With Principal Real Estate Investors, LLC as a sub-sub-advisor for Equity Income Account (applies only to the Equity Income Account).

                  2H. With Principal Real Estate Investors, LLC as sub-advisor for the Real Estate Securities Account (applies only to the Real Estate Securities Account).

         3. Approval of reclassifying the investment objective of each Account as a "non-fundamental policy" which may be changed without shareholder approval (all Accounts).

         4. Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of Directors, without shareholder approval, to:

               4A.  Approve combinations of Accounts (all Accounts);

               4B. Liquidate the assets attributable to an Account or a class of shares and terminate the Account or class of shares (all Accounts); and

               4C. Designate a class of shares of an Account as a separate Account (all Accounts),

all for purposes of facilitating future combinations of Accounts that the Board of Directors determines are in the best interests of the affected shareholders.

         5. Approval of a proposal to permit Principal Management Corporation (the "Manager") to select and contract with sub-advisors for certain Accounts after approval by the Board of Directors but without obtaining shareholder approval (applies only to International Emerging Markets, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts).

         6. Approval of changes to the fundamental investment restrictions of the Accounts with respect to:

               6A. Issuing senior securities (applies only to the Capital Value, Government Securities and Money Market Accounts);

               6B. Borrowing (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

               6C. Underwriting securities of another issuer (applies only to the Capital Value, Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income);

               6D. Concentration of investments (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited-Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

               6E. Purchases or sales of real estate (applies only to the Capital Value, Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts);

               6F. Purchases or sales of commodities (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited-Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

               6G. Making of loans (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

               6H. Short sales (applies only to the Government Securities, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts);

               6I. Diversification (applies only to the Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts);

               6J. Elimination of unnecessary restrictions (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, Limited-Term Bond, MidCap and Money Market Accounts); and

               6K. Changing certain fundamental restrictions to non-fundamental restrictions (applies only to the Capital Value, Government Securities and Money Market Accounts).

         The close of business on March 31, 2005 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

         Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Account, you need to return all of the proxy ballots. To save your Fund from incurring the cost of additional solicitations, please review the materials and vote today.

                                        For the Board of Directors

                                        A.S. Filean
                                        Senior Vice President and Secretary

                                        Dated:   April 18, 2005

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                      -------------------------------------


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005



                      -------------------------------------







                                 April 18, 2005

                                TABLE OF CONTENTS

                                                                                                                  Page

Introduction.........................................................................................
Voting
Information...................................................................................
Proposal 1 Election of Board of Directors..........................................................
Proposal 2 Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:
           2A          --With Columbus Circle Investors as sub-advisor for the Growth Account...................
           2B          --With Principal Global Investors, LLC as sub-advisor for the Money Market Account
    2C, 2D and 2E      --With Principal Global Investors, LLC as sub-advisor, and each of Spectrum Asset
                       Management, Inc. and Post Advisory Group, LLC as a sub-sub-advisor, for the Bond Account
      2F and 2G        --With each of Spectrum Asset Management, Inc. and Principal Real Estate Investors, LLC
                       as a sub-sub-advisor for the Equity Income Account...........................
         2H            --With Principal Real Estate Investors, LLC as sub-advisor for the Real Estate
                       Securities Account.......................................................................
Proposal 3             Approval of reclassifying the investment objective of each Account as a "non-fundamental policy" which may be changed without shareholder approval...................
Proposal 4             Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of
                       Directors, without shareholder approval, to:
         4A            --Approve combinations of Accounts.......................................................
         4B            --Liquidate the assets attributable to an Account or a class of shares and terminate the
                       Account or class of shares...............................................................
         4C            --Designate a class of shares of an Account as a separate Account........................
Proposal 5             Approval of a proposal to permit the Manager to select and contract with sub-advisors for certain Accounts after approval by the Board of Directors but without obtaining shareholder approval.....................................................................
Proposal 6             Approval of changes to the fundamental investment restrictions of the Accounts with respect to ..............................................................................
         6A            --Issuing senior securities..............................................................
         6B            --Borrowing..............................................................................
         6C            --Underwriting securities of another issuer..............................................
         6D            --Concentration of investments...........................................................
         6E            --Purchases or sales of real estate......................................................
         6F            --Purchases or sales of commodities......................................................
         6G            --Making loans...........................................................................
         6H            --Short sales..........................................................................--
         6I            --Diversification........................................................................
         6J            --Elimination of unnecessary restrictions................................................
         6K            --Changing certain fundamental restrictions to non-fundamental restrictions..............
Other Matters..........................................................................................
Appendix A             Outstanding Shares and Share Ownership...................................................
Appendix B             Audit and Nominating Committee Charter...................................................
Appendix C             Form of Sub-Advisory Agreement...........................................................
Appendix D             Form of Sub-Sub-Advisory Agreement.......................................................
Appendix E             Additional Information About the Manager, Principal Global and the Proposed New
                       Sub-Advisors and Sub-Sub-Advisors........................................................
Appendix F             Stated Investment Objectives of the Accounts.............................................
Appendix G             Proposed Fundamental Investment Restrictions of the Accounts.............................

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005


                                  INTRODUCTION

         Principal Variable Contracts Fund, Inc. (the "Fund" or "we") will hold a special shareholders meeting (the "Meeting") on May 26, 2005, at 10:00 a.m. Central Daylight Time, at 680 8th Street, Des Moines, Iowa 50392-0200. This Proxy Statement is first being sent to shareholders on or around April 18, 2005.

         The Fund is a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a "series" mutual fund and currently offers the following 31 separate funds or accounts (the "Accounts"):

       Asset Allocation Account                     Limited-Term Bond Account
       Balanced Account                             MidCap Account
       Bond Account                                 MidCap Growth Account
       Capital Value Account                        MidCap Value Account
       Equity Growth Account                        Money Market Account
       Equity Income Account                        Principal LifeTime 2010 Account
       Equity Value Account                         Principal LifeTime 2020 Account
       Government Securities Account                Principal LifeTime 2030 Account
       Growth Account                               Principal LifeTime 2040 Account
       International Account                        Principal LifeTime 2050 Account
       International Emerging Markets Account       Principal LifeTime Strategic Income Account
       International SmallCap Account               Real Estate Securities Account
       LargeCap Blend Account                       SmallCap Account
       Large Growth Account                         SmallCap Growth Account
       LargeCap Stock Index Account                 SmallCap Value Account
       LargeCap Value Account

         The sponsor of the Fund is Principal Life Insurance Company ("Principal Life"), the investment advisor is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Global Investors LLC ("Principal Global") is the sub-advisor for many of the Accounts. Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager, Princor and Principal Global are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. Their address is Principal Financial Group, Des Moines, Iowa 50392-0200.

         The Meeting is being held to elect the Board of Directors of the Fund (Proposal 1) and to consider a number of other matters, some of which relate to all the Accounts and some of which relate only to specified Accounts. The matters which relate to all the Accounts are proposals to:

(i)  reclassify  the  investment  objective  of  each  of  the  Accounts  from a
     "fundamental" investment policy, which may not be changed without shareholder approval, to a "non-fundamental" investment policy which may be changed by the Board without shareholder approval (Proposal 3);

(ii) amend the Articles of Incorporation of the Fund to permit the Board, without shareholder approval: (a) to approve combinations involving the Accounts; (b) to liquidate the assets attributable to an Account or a class of shares thereof and terminate such Account or class of shares; and (c) to designate a class of shares of an Account as a separate Account, all for purposes of facilitating future combinations of Accounts that the Board determines are in the best interests of the affected shareholders (Proposal
     4); and

(iii)approve changes to the fundamental investment restrictions of the Accounts (Proposal 6).

         The matters which relate to specified Accounts are proposals to:

(i) approve: (a) a sub-advisory agreement appointing Columbus Circle Investors ("CCI") as the sub-advisor to the Growth Account (Proposal 2A);.(b) a sub-advisory agreement appointing Principal Global as the new sub-advisor to the Money Market Account (Proposal 2B); (c) a sub-advisory agreement appointing Principal Global as the new sub-advisor, and each of Spectrum Asset Management, Inc. ("Spectrum") and Post Advisory Group, LLC as a sub-sub-advisor, to the Bond Account (Proposals 2C, 2D and 2E); (d) sub-sub-advisory agreements appointing each of Spectrum and Principal Real Estate Investors, LLC (Principal REI") as a sub-sub-advisor to the Equity Income Account (Proposals 2F and 2G) and (e) a sub-advisory agreement appointing Principal REI as the sub-advisor to the Real Estate Securities Account (Proposal 2H); and

(ii) permit the Manager to select and contract with sub-advisors (other than sub-advisors affiliated with the Manager), after approval by the Board but without shareholder approval, for the following Accounts: the International Emerging Markets, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts (Proposal 5).


                               VOTING INFORMATION

         Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of Directors of the Fund (the "Board") of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by writing to the Principal Variable Contracts Fund, Inc. at the Principal Financial Group, Des Moines, Iowa 50392 0200.

         Please vote your shares by mailing the enclosed ballot and returning it in the enclosed postage paid envelope.

         Voting rights. Only shareholders of record at the close of business on March 31, 2005 (the "Record Date") are entitled to vote. The shareholders of each of the Accounts of the Fund will vote together on each proposal that we intend to submit to the shareholders of that Account. You are entitled to one vote on each proposal submitted to the shareholders of an Account for each share of the Account which you hold. Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the Investment Company Act of 1940 (the "1940 Act") to mean, with respect to an Account, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Account present at the meeting of that Account, if the holders of more than 50% of the outstanding voting securities of the Account are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Account (a "Majority of the Outstanding Voting Securities").

         Principal Life owns and will vote all outstanding Fund shares. It will vote the shares allocated to each of its separate accounts registered under the 1940 Act, and attributable to variable annuity contracts and variable life insurance policies, in accordance with instructions received from contractholders, policy holders, participants or annuitants. It will vote the shares allocated to those accounts for which it does not receive instructions and the shares allocated to its general account in proportion to the instructions received. Principal Life may use this Proxy Statement in soliciting voting instructions.

         The number of votes eligible to be cast at the Meeting with respect to each Account, as of the Record Date, and other shareownership information are set forth in Appendix A to this Proxy Statement.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of each of the Accounts outstanding at the close of business on the Record Date constitutes a quorum for the Meeting with respect to that Account. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

         Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of the Fund, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Fund for their out-of-pocket expenses.

         Expenses of the Meeting. Except as may be otherwise noted below, the Accounts will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. To avoid the cost of further solicitation, it is important for you to vote promptly.

                                   PROPOSAL 1

                       ELECTION OF THE BOARD OF DIRECTORS

                                 (All Accounts)

         The Board has set the number of Directors at nine. Each Director will serve until the next meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the nine nominees listed below. All of the nominees currently serve as Directors.

         Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

         The following table presents certain information regarding the current Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those nominees who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those nominees who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the 24 investment companies (with a total of 106 portfolios as of December 31, 2004) sponsored by Principal Life: the Fund, the separate funds commonly and collectively known as the Principal Mutual Funds and Principal Investors Fund, Inc. (the "Fund Complex").

                              Independent Directors

Name, Address                Position(s) Held with the     Principal Occupation(s) During the    Other
and Age                      Fund                          Past 5 Years                          Directorships Held
Elizabeth Ballantine         Director (since 2004),        Principal, EBA Associates             The McClatchy
1113 Basil Road              Member of Audit and           (consulting and investments)          Company
McLean, VA                   Nominating Committee
Age: 56
James D. Davis               Director (since 1997),        Retired.  Formerly, Vice President,   None
4940 Center Court            Member of Audit and           Deere & Company (machinery and
Bettendorf, IA               Nominating Committee          equipment)
Age: 71
Richard W. Gilbert           Director (since 1997),        President, Gilbert Communications,    Calamos Asset
5040 Arbor Lane, #302        Member of Audit and           Inc. (management advisory services)   Management, Inc.
Northfield, IL               Nominating Committee
Age: 64
Mark A. Grimmett             Director (since 2004),        Executive Vice President and CFO,     None
6310 Deerfield Avenue        Member of Audit and           since 2000, and prior thereto, Vice
San Gabriel, CA              Nominating Committee          President and CFO, Merle Norman
Age: 45                                                    Cosmetics, Inc. (manufactures and
                                                           distributes skin care and color
                                                           cosmetic products)

William C. Kimball           Director (since 1999),        Retired. Formerly, Chairman and       Casey's General
3094 104th                   Member of Audit and           CEO, Medicap Pharmacies Inc. (chain   Stores, Inc.
Urbandale, IA                Nominating Committee          of retail pharmacies)
Age: 57

Barbara A. Lukavsky          Director (since 1997),        President and CEO, Barbican           None
100 Market Street            Member of Audit and           Enterprises, Inc. (holding company
Des Moines, IA 50309         Nominating Committee,         for franchises in the cosmetics
Age: 64                      Member of Executive           industry)
                             Committee


                              Interested Directors

Name, Address and Age          Position(s) Held with the   Positions with the Manager and Its    Other
                               Fund                        Affiliates; Principal Occupation(s)   Directorships Held
                                                           During the Past 5 Years
John E. Aschenbrenner          Director (since 1998)       Director, the Manager and Princor     None
711 High Street                                            since 1998.  President, Insurance
Des Moines, Iowa 50392                                     and Financial Services, Principal
Age: 55                                                    Financial Group, Inc., since 2003.
                                                           Executive Vice President,
                                                           2000-2003, and prior thereto,
                                                           Senior Vice President, Principal
                                                           Life

Ralph C. Eucher                Director, President and     Director, President and Chief         None
711 High Street                Chief Executive Officer,    Executive Officer, the Manager and
Des Moines, Iowa 50392         Member of Executive         Princor since 1999.  Senior Vice
Age: 52                        Committee (since 1999)      President, since 2002, Vice
                                                           President, 1999-2002, and prior
                                                           thereto, Second Vice President,
                                                           Principal Life

Larry D. Zimpleman             Director, Chairman of the   Chairman and Director, the Manager    None
711 High Street                Board, Member of            and Princor since 2001.  President,
Des Moines, Iowa 50392         Executive Committee         Retirement and Investor Services,
Age: 53                        (since 2001)                Principal Financial Group, Inc.
                                                           since 2003.  Executive Vice
                                                           President, 2001-2003, and prior
                                                           thereto, Senior Vice President,
                                                           Principal Life


         During the last fiscal year of the Fund, the Board of Directors held seven meetings. Each of the Directors of the Fund attended 100% of the meetings of the Board and of the committees of which the Director was a member, except for two Directors who attended at least 85% of such meetings.

         Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 680 8th Street, Des Moines, Iowa 50392-0200. All communications addressed to the Board or to an individual Director received by the Fund are forwarded to the full Board or to the individual Director.

Officers of the Fund

         The following table presents certain information regarding the current officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

                                         Officers
                                         Position(s) Held          Principal Occupation(s)
    Name, Address                        with the Fund             During the Past 5 Years
     and Age

     Craig L Bassett                     Treasurer (since 1997)    Vice President and Treasurer, Principal Life
     711 High Street
     Des Moines, Iowa 50392
     Age: 52

     Michael J. Beer                     Executive Vice            Executive Vice President and Chief Operating
     711 High Street                     President, Principal      Officer, the Manager and Princor
     Des Moines, Iowa 50392              Accounting Officer
     Age: 44                             (since 1997)

     David J. Brown                      Chief Compliance          Vice President, Product & Distribution
     711 High Street                     Officer (since 2004)      Compliance, Principal Life; Senior Vice
     Des Moines, Iowa 50392                                        President, the Manager, since 2004; Senior Vice
     Age: 44                                                       President, Princor, since 2003, and prior
                                                                   thereto, Vice President, the Manager and
                                                                   Princor

     Jill R. Brown                       Vice President and        Vice President and Chief Financial Officer,
     711 High Street                     Chief Financial Officer   Princor, since 2003, and prior thereto,
     Des Moines, Iowa 50392              (since 2003)              Assistant Financial Controller, Principal Life
     Age: 37

     Arthur S. Filean                    Senior Vice President     Senior Vice President, since 2000, and prior
     711 High Street                     and Secretary (since      thereto, Vice President, the Manager and
     Des Moines, Iowa 50392              1997)                     Princor
     Age: 66

     Ernest H. Gillum                    Vice President and        Vice President and Chief Compliance Officer,
     711 High Street                     Assistant Secretary       the Manager, since 2004, and prior thereto,
     Des Moines, Iowa 50392              (since 1997)              Vice President, Compliance and Product
     Age: 49                                                       Development, the Manager

     David W. Miles                      Senior Vice President     Senior Vice President--Product Development, the
     711 High Street                     (since 2005)              Manager and Princor, and Second Vice President,
     Des Moines, Iowa 50392                                        Principal Financial Group, Inc., since 2005,
     Age: 47                                                       and prior thereto, Executive Vice President,
                                                                   Amcore Financial, Inc. (banking)

     Layne A. Rasmussen                  Controller (since 1997)   Vice President and Controller - Mutual Funds,
     711 High Street                                               the Manager
     Des Moines, Iowa 50392
     Age: 46

     Michael D. Roughton                 Counsel (since 1997)      Vice President and Senior Securities Counsel,
     711 High Street                                               Principal Financial Group, Inc.; Senior Vice
     Des Moines, Iowa 50392                                        President and Counsel, the Manager and Princor;
     Age: 53                                                       and Counsel, Principal Global

Board Committees

     Audit  and  Nominating  Committee.  The Fund has an  Audit  and  Nominating
Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

         The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of the Fund. The Committee also receives reports about accounting and financial matters affecting the Fund.

         The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by the Fund shareholders. Recommendations should be submitted in writing to the Fund at 680 8th Street, Des Moines, Iowa 50392-0200. The Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the individual strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

         The Board approved the Audit and Nominating Committee Charter on September 13, 2004. The Charter is not available on the Fund website. A copy of the Charter is attached as Exhibit B to this Proxy Statement.

         Executive Committee. The Executive Committee is selected by the Board of Directors. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the last fiscal year, the Committee did not meet.

Compensation

         The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.

         The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the Fund's fiscal year ended December 31, 2004. The Fund does not provide retirement benefits to any of the Directors.

    Director                         The Fund                    Fund Complex
    --------                         --------                    ------------
    Elizabeth Ballantine*             $ 1,599                      $ 8,750
    James D. Davis                    $15,361                      $71,500
    Richard W. Gilbert                $15,361                      $71,500
    Mark A. Grimmett**                $13,370                      $64,593
    William C. Kimball                $15,361                      $71,500
    Barbara A. Lukavsky               $15,361                      $71,500
    ---------------
    *  Ms. Ballantine did not become a Director until December 2004.
    ** Mr. Grimmett did not become a Director until March 2004.

Share Ownership

         The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of March 3, 2005. As stated above, the Fund Complex includes the Accounts of the Fund, the Principal Mutual Funds and Principal Investors Fund, Inc. For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Directors who beneficially owned shares of the Accounts of the Fund did so through variable life insurance and variable annuity contracts issued by Principal Life. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

   A - $0                                     D - $50,001 up to and including $100,000
   B - $1 up to and including $10,000         E - $100,001 or more
   C - $10,001 up to and including $50,000

                         Independent Directors (Not Considered to Be "Interested Persons")
Principal Variable Contracts Fund, Inc.*
                                  Ballantine       Davis   Gilbert    Grimmett     Kimball      Lukavsky
Asset Allocation Account             A               A        A          A            A           A
Balanced Account                     A               A        A          A            A           A
Bond Account                         A               A        A          A            C           A
Capital Value Account                A               A        A          A            A           A
Equity Growth Account                A               A        A          A            C           A
Equity Income Account                A               A        A          A            A           A
Equity Value Account                 A               A        A          A            A           A
Government Securities Account        A               A        A          A            C           A
Growth Account                       A               A        A          A            A           A
International Account                A               A        A          A            A           A
International Emerging Markets       A               A        A          A            A           A
    Account
International SmallCap Account       A               A        A          A            A           A
LargeCap Blend Account               A               A        A          A            A           A
Large Growth Equity Account          A               A        A          A            A           A
LargeCap Stock Index Account         A               A        A          A            C           A
LargeCap Value Account               A               A        A          A            A           A
Limited-Term Bond Account            A               A        A          A            A           A
MidCap Account                       A               A        A          A            C           A
MidCap Growth Account                A               A        A          A            A           A
MidCap Value Account                 A               A        A          A            C           A
Money Market Account                 A               A        A          A            A           A
Principal LifeTime 2010 Account      A               A        A          A            A           A
Principal LifeTime 2020 Account      A               A        A          A            A           A
Principal LifeTime 2030 Account      A               A        A          A            A           A
Principal LifeTime 2040 Account      A               A        A          A            A           A
Principal LifeTime 2050 Account      A               A        A          A            A           A
Principal LifeTime Strategic         A               A        A          A            A           A
     Income Account
Real Estate Securities Account       A               A        A          A            C           A
SmallCap Account                     A               A        A          A            C           A
SmallCap Growth Account              A               A        A          A            A           A
SmallCap Value Account               A               A        A          A            A           A
   TOTAL FUND COMPLEX                A               A        A          A            E           A

-------------
* Through variable life insurance and variable annuity contracts issued by Principal Life.


                 Directors Considered to Be "Interested Persons"
Principal Variable Contracts Fund, Inc. *             Aschenbrenner       Eucher       Zimpleman
Asset Allocation Account                                    B               A              A
Balanced Account                                            B               A              A
Bond Account                                                A               A              A
Capital Value Account                                       C               A              A
Equity Growth Account                                       B               A              A
Equity Income Account                                       A               A              A
Equity Value Account                                        A               A              A
Government Securities Account                               A               A              A
Growth Account                                              B               A              A
International Account                                       C               A              A
International Emerging Markets Account                      A               A              A
International SmallCap Account                              B               A              A
LargeCap Blend Account                                      A               A              A
Large Growth Equity Account                                 C               A              A
LargeCap Stock Index Account                                A               A              A
LargeCap Value Account                                      A               A              A
Limited-Term Bond Account                                   A               A              A
MidCap Account                                              B               A              A
MidCap Growth Account                                       A               A              A
MidCap Value Account                                        A               A              A
Money Market Account                                        A               A              A
Principal LifeTime 2010 Account                             A               A              A
Principal LifeTime 2020 Account                             A               A              A
Principal LifeTime 2030 Account                             A               A              A
Principal LifeTime 2040 Account                             A               A              A
Principal LifeTime 2050 Account                             A               A              A
Principal LifeTime Strategic Income Account                 A               A              A
Real Estate Securities Account                              A               A              A
SmallCap Account                                            C               A              A
SmallCap Growth Account                                     B               A              A
SmallCap Value Account                                      A               A              A
     TOTAL FUND COMPLEX                                     D               A              A

-------------
* Through variable life insurance and variable annuity contracts issued by Principal Life.


                         Independent Directors (Not Considered to Be "Interested Persons")
Principal Mutual Funds                          Ballantine*   Davis    Gilbert    Grimmett      Kimball     Lukavsky

Balanced Fund, Inc.                             A             B        B          A             A           A
Capital Value Fund, Inc.                        A             C        C          A             A           A
Partners LargeCap Value Fund, Inc.              C             A        A          A             A           A
Equity Income Fund, Inc.                        A             E        B          A             E           A
Partners Blue Chip Fund, Inc.                   A             D        B          A             A           A
Partners LargeCap Blend Fund, Inc.              A             A        A          A             A           A
LargeCap Stock Index Fund, Inc.                 A             A        A          A             A           A
Growth Fund, Inc.                               A             C        D          A             A           A
Partners Equity Growth Fund, Inc.               A             A        A          A             A           A
MidCap Fund, Inc.                               A             C        D          A             A           A
Partners MidCap Growth Fund, Inc.               A             A        A          A             A           A
SmallCap Fund, Inc.                             A             A        A          A             A           A
Partners SmallCap Growth Fund, Inc.             A             A        A          A             A           A
Real Estate Securities Fund, Inc.               C             A        A          A             C           A
Bond Fund, Inc.                                 A             C        D          C             A           E
Government Securities Income Fund, Inc.         A             B        B          A             A           A
Tax-Exempt Bond Fund, Inc.                      A             B        A          A             A           A
International Fund, Inc.                        A             B        C          A             A           E
International SmallCap Fund, Inc.               C             C        A          A             A           A
Limited-Term Bond Fund, Inc.                    A             A        A          B             A           E
Cash Management Fund, Inc.                      A             D        C          C             C           D
International Emerging Markets Fund, Inc.       C             C        A          A             A           A
     TOTAL FUND COMPLEX                         D             E        E          D             E           E

---------------
* Information for Ms. Ballantine, who became a Director in December 2004, is as of March 4, 2005.


                                    Directors Considered to Be "Interested Persons"
Principal Mutual Funds                                  Aschenbrenner         Eucher         Zimpleman
Balanced Fund, Inc.                                         A                   A             A
Capital Value Fund, Inc.                                    A                   A             A
Partners LargeCap Value Fund, Inc.                          A                   D             A
Equity Income Fund, Inc.                                    A                   C             A
Partners Blue Chip Fund, Inc.                               A                   C             A
Partners LargeCap Blend Fund, Inc.                          A                   D             A
LargeCap Stock Index Fund, Inc.                             A                   A             A
Growth Fund, Inc.                                           A                   C             A
Partners Equity Growth Fund, Inc.                           A                   C             A
MidCap Fund, Inc.                                           A                   D             A
Partners MidCap Growth Fund, Inc.                           A                   A             A
SmallCap Fund, Inc.                                         A                   A             A
Partners SmallCap Growth Fund, Inc.                         A                   A             A
Real Estate Securities Fund, Inc.                           A                   A             A
Bond Fund, Inc.                                             A                   A             A
Government Securities Income Fund, Inc.                     A                   C             A
Tax-Exempt Bond Fund, Inc.                                  A                   A             A
International Fund, Inc.                                   A                   A              A
International SmallCap Fund, Inc.                          A                   A              A
Limited-Term Bond Fund, Inc.                               A                   A              A
Cash Management Fund, Inc.                                 A                   B              A
International Emerging Markets Fund, Inc.                  A                   A              A
     TOTAL FUND COMPLEX                                    A                   E              A


                 Directors Considered to Be "Interested Persons"
Principal Investors Fund, Inc.*                 Aschenbrenner          Eucher          Zimpleman
Bond & Mortgage Securities Fund                         C                C                C
Government Securities Fund                              A                C                A
International Fund                                      E                A                C
International Emerging Markets Fund                     C                A                A
LargeCap Growth Fund                                    C                A                A
LargeCap S&P 500 Index Fund                             C                D                A
Mid Cap Blend Fund                                      C                B                C
Money Market Fund                                       C                A                A
Partners LargeCap Blend Fund I                          B                A                A
Partners LargeCap Growth Fund I                         C                A                A
Partners LargeCap Value Fund                            B                C                C
Partners MidCap Growth Fund                             C                A                A
Principal LifeTime Strategic Income Fund                C                A                A
Real Estate Securities Fund                             C                A                A
SmallCap S&P 600 Index Fund                             D                A                A
       TOTAL FUND COMPLEX                               E                E                D

--------------
* Through participation in an employee benefit plan.

Required Vote

         The shareholders of all the Accounts will vote together in the election of Directors. The affirmative vote of the holders of a plurality of the shares voted at the meeting of the Fund is required for the election of a Director of the Fund.

         The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" all the nominees.

                                   PROPOSAL 2

             APPROVAL OF SUB-ADVISORY OR SUB-SUB-ADVISORY AGREEMENTS

Proposal 2A -- Agreement with Columbus Circle Investors ("CCI") as Sub-Advisor for the Growth Account

(Growth Account Only)

         At a meeting on December 13, 2004, the Board, including the Independent Directors, unanimously authorized the termination of the then existing sub-advisory agreement between the Manager and Principal Global (the "Former Agreement") and approved an interim sub-advisory agreement between the Manager and CCI (the "Interim Agreement"), both effective January 5, 2005, and approved a new sub-advisory agreement between the Manager and CCI (the "Proposed Agreement"), to be effective when approved by shareholders of the Account. Principal Global acquired a controlling interest in CCI effective January 3, 2005.

         The Former Agreement, the Interim Agreement and the Proposed Agreement (the "Sub-advisory Agreements") have the same material terms and contain the same compensation schedule for the sub-advisor. Under the Sub-Advisory Agreements, the sub-advisor is compensated by the Manager and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under the Management Agreement or the level of services the Manager provides the Account under that agreement.

         The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment advisor to enter into an interim sub-advisory arrangement with a sub-advisor, prior to shareholder approval, provided that the conditions of the rule are met. Among these conditions are (a) the interim contract can have a duration of no greater than 150 days following the date on which the previous contract terminated and (b) the compensation to be received under the interim contract is no greater than that payable under the previous agreement. The Interim Agreement will terminate 150 days after it became effective or on the effective date of the Proposed Agreement if earlier.

The Proposed Agreement

         The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix C to this Proxy Statement.

         The terms of the Proposed Agreement and the Interim Agreement are the same and are the same in all material respects as those of the Former Agreement, except for the effective and termination dates and the identity of the sub-advisor. The Sub-Advisory Agreements provide for the Manager to pay compensation at the same rate to the sub-advisor. Under the Sub-Advisory Agreements, the sub-advisor manages the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and provides, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

         The Proposed Agreement provides that CCI and its officers, employees, agents, or affiliates shall not be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager of the Fund resulting from any error of judgment made in the good faith exercise of CCI's investment discretion in connection with selecting investments for the Account or as a result of the failure by the Manager of any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of CCI or any of its officers, employees, agents or affiliates.

         If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or CCI or by vote of a majority of outstanding voting securities of the Account on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

         Under the Proposed Agreement, the Manager will pay CCI a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets on the first day of the month) specified in the following table:

                     Sub-Advisory Fee Table - Growth Account

                            Net Assets of the Account

     First             Next            Next            Next            Next            Next            Over
  $50 million      $50 million     $100 million    $200 million    $350 million    $750 million    $1.5 billion
  -----------      -----------     ------------    ------------    ------------    ------------    ------------

     0.27%            0.25%           0.22%            0.18%           0.13%          0.09%           0.06%

         In calculating the fee rate for the Account, the term "Net Assets" includes the net assets of the Account plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which CCI provides investment services and which have the same investment mandate as the Account.

         Entering into the Proposed Agreement will not change the management fee that the Account pays the Manager under the Management Agreement. The Manager, and not the Fund, will bear the expenses of the services that CCI provides to the Account under the Proposed Agreement.

Columbus Circle Investors

         CCI is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at Metro Center, One Station Place, Stamford, CT, 06902. CCI was founded in 1975. At December 31, 2004, it had approximately $3.9 billion in assets under management.

         CCI is a general partnership with two partners. One partner is CCIP, LLC, which has a 99.9% interest in CCI. CCIP, LLC has six members, one of which is Principal Global which has an approximately 70% membership interest. The second partner of CCI is Principal Global Columbus Circle, LLC, which has a .1% interest in CCI. The address of CCIP, LLC is Metro Center, One Station Place, Stamford, Connecticut 06902. The address of Principal Global Columbus Circle, LLC is 711 High Street, Des Moines, Iowa 50392.

         The principal executive officers of CCI are: Anthony Rizza, Senior Managing Director; Clifford G. Fox, Senior Managing Director; Warren Robert Fehrmann, Senior Managing Director; and Frank Cuttita, Chief Administrative Officer, Managing Director and Chief Compliance Officer. Each person's position with CCI is his principal occupation. The address of each principal executive officer is Metro Center, One Station Place, Stamford, Connecticut 06902.

         The day-to-day management of the Account for CCI is headed by Anthony Rizza, CFA . Mr. Rizza joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Board Considerations

         In making its decision to terminate the Former Agreement, approve the Interim Agreement and approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and CCI. The Independent Directors were assisted by independent legal counsel.


         In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

                  - the nature and extent and expected quality of the services to be provided by CCI, which the Board concluded were likely to be favorable in relation to those provided under the Former Agreement;

                  - CCI's investment management capabilities and methodologies and its performance in managing accounts comparable to the Account, which the Board believed to be favorable;

                  - the strength of CCI's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

                  - CCI's record with respect to adhering to an account's investment strategies, policies and risks, which led the Board to believe that it was likely that CCI would adhere, in all material respects, to the Accounts investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

         In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Accounts of the Fund, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreement, particularly because the agreement is between the Manager and the sub-advisor and the fees for which the Proposed Agreement provides are the same as in the Former and Interim Agreements and in any event will be paid by the Manager and not by the Account.

         Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreement.

The Management Agreement

         The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

         Under the Management Agreement, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

                      Management Fee Table - Growth Account

                            Net Assets of the Account

       First               Next              Next               Next                 Over
   $250 million        $250 million      $250 million        $250 million        $1.0 billion
   ------------        ------------      ------------        ------------     -  ------------

       0.60%              0.55%             0.50%               0.45%               0.40%

         During the fiscal year ended December 31, 2004, the Account paid the Manager $812,984 (an annual rate of 0.60% of average daily net assets) for services provided under the Management Agreement.

Additional Information

         For additional information regarding the Manager and the proposed new sub-advisor, see Appendix E to this Proxy Statement.

Required Vote

         Only shareholders of the Growth Account will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Account.

         If the Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting.

         The Board of Directors unanimously recommends that shareholders of the Account vote "For" the Proposal.

Proposal 2B -- Agreement with Principal Global Investors, LLC ("Principal Global") as Sub-Advisor for the Money
Market Account

(Money Market Account Only)

         At a meeting on February 24, 2005, the Board, including the Independent Directors, unanimously approved a new sub-advisory agreement between the Manager and Principal Global with respect to the Money Market Accounts (the "Proposed Agreement"). Currently, the Money Market Account does not have sub-advisory arrangements and is managed directly by the Manager.

         Under the Proposed Agreement, Principal Global will be compensated by the Manager and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under its Management Agreement.

The Proposed Agreement

         The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix C to this Proxy Statement.

         Under the Proposed Agreement, Principal Global will manage the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

         The Proposed Agreement provides that Principal Global and its officers, employees, agents and affiliates shall not be liable to the Manager, the Account or its shareholders for any loss suffered by the Manager or the Account resulting from any error of judgment made in the good faith exercise of Principal Global's investment discretion in connection with selecting investments for the Account or as a result of the failure by Principal Global or any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence, or from reckless disregard of the duties Principal Global or any of its officers, employees, agents or affiliates.

         If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or Principal Global or by vote of a Majority of the Outstanding Voting Securities of the Account on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

         Under the Proposed Agreement, the Manager will pay Principal Global a fee which is computed and paid monthly at the annual rate (as a percentage of the Account's net assets on the first day of the month) of 0.075%.

         Entering into the Proposed Agreement will not change the management fee that the Account pays the Manager under its Management Agreement. The Manager, and not the Fund, will bear the expenses of the services that Principal Global provides to the Account under the Proposed Agreement.

Principal Global

         Principal Global is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. Its address is 801 Grand Avenue, Des Moines, Iowa 50392. Principal Global manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. At December 31, 2004, Principal Global, together with its affiliated asset management companies, had approximately $128 billion in assets under management.

         The principal executive officers and the directors of Principal Global and their addresses and principal occupations are set forth in Appendix E to this Proxy Statement.

         The day-to-day management of the Account will be headed by the following persons:

         -- Alice Robertson. Ms. Robertson is a trader for Principal Global on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her MA in Finance and Marketing from DePaul University and her BA in Economics from Northwestern University.

         -- Tracy Reeg. Ms. Reeg is a portfolio manager at Principal Global specializing in the management and research areas for the short-term money market portfolios. She joined the Principal Financial Group in 1993. Ms. Reeg received a BA in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association ("LOMA") and is a Fellow of the Life Management Institute ("FLMI").

Board Considerations

         In making its decision to approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and Principal Global. The Independent Directors were assisted by independent legal counsel.

         In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

                  - the nature and extent and expected quality of the services to be provided by Principal Global, which the Board concluded were likely to be comparable in relation to those provided to the Account directly by the Manager;

                  - Principal Global's investment management capabilities and methodologies and its performance in managing funds comparable to the Money Market Account, which the Board believed to be favorable;

                  - the strength of Principal Global's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

                  - Principal Global's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that Principal Global would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

         In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Accounts of the Fund, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of each of the Proposed Agreements, particularly because the agreement is between the Manager and the sub-advisor and the fees for which the Proposed Agreement provides will be paid by the Manager and not by the Account.

         Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Money Market Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreement.

The Management Agreement

         The Manager serves as the investment manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

         Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

                   Management Fee Table - Money Market Account

                              Net Assets of Account

              First                  Next                Next                Next                Over
          $100 million           $100 million        $100 million        $100 million        $400 million
          ------------           ------------        ------------        ------------        ------------
              0.50%                 0.45%                0.40%              0.35%                0.30%

         During the fiscal year ended December 31, 2004, the Account paid the Manager $698,379 (an annual rate of 0.48% of average daily net assets) for services provided under the Management Agreement.

Additional Information

         For additional information regarding the Manager and Principal Global, see Appendix E to this Proxy Statement.

Required Vote

         Only shareholders of the Money Market Account will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Account.

         If the Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting.

         The Board of Directors unanimously recommends that shareholders of the Account vote "For" the Proposal.

Proposal 2C -- Agreement with Principal Global Investors, LLC ("Principal Global") as Sub-Advisor for the Bond
Account

Proposal 2D -- Agreement with Spectrum Asset management, Inc. ("Spectrum") as Sub-Sub-Advisor for the Bond Account

Proposal 2E -- Agreement with Post Advisory Group, LLC ("Post") as Sub-Sub-Advisor for the Bond Account

(Bond Account Only)

         At a meeting on February 24, 2005, the Board, including the Independent Directors, unanimously approved a sub-advisory agreement between the Manager and Principal Global as sub-advisor, and a sub-sub-advisory agreement between Principal and each of Spectrum and Post as a sub-sub-advisor, for the Bond Account (the "Proposed Agreements"). Currently, the Bond Account does not have sub-advisory arrangements and is managed directly by the Manager. Principal Global's present intention is to allocate a portion of the assets of the Account between Spectrum and Post while managing a portion of the Account's assets itself, but it has as yet made no decision as to an initial percentage allocation. Principal Global expects to vary such allocation from time to time.

         Shareholders of the Bond Account are being asked to approve the sub-advisory agreement with Principal Global under Proposal 2C, the sub-sub-advisory agreement with Spectrum under Proposal 2D and the sub-sub-advisory agreement with Post under Proposal 2E.

         Under the Proposed Agreements, Principal Global will be compensated by the Manager and not by the Account, and each of Spectrum and Post will be compensated by Principal Global and not by the Account. Approval of the Proposed Agreements will not change the compensation that the Account pays to the Manager under its Management Agreement.

The Proposed Agreements

         The following description of the Proposed Agreements is qualified in its entirety by reference to the form of the proposed sub-advisory agreement with Principal Global included as Appendix C to this Proxy Statement and the form of the proposed sub-sub-advisory agreement with each of Spectrum and Post included as Appendix D to this Proxy Statement. The terms of the two sub-sub-advisory agreements are the same except as indicated otherwise below.

         Sub-Advisory Agreement. Under the proposed sub-advisory agreement, Principal Global will be responsible for managing the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities (except those placed by the sub-sub-advisors), subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

         The proposed sub-advisory agreement provides that Principal Global and its officers, employees, agents, and affiliates shall not be liable to the Manager, the Account or its shareholders for any loss suffered by the Manager or the Account resulting from any error of judgment made in the good faith exercise of Principal Global's investment discretion in connection with selecting investments for the Account or as a result of the failure by Principal Global or any of its affiliates to comply with the terms of the agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence, or from reckless disregard of the duties Principal Global or any of its officers, employees, agents or affiliates.

         Sub-Sub-Advisory Agreements. Under the proposed sub-sub-advisory agreements, as permitted by the sub-advisory agreement, Principal Global will delegate a portion of its responsibilities and duties under the sub-advisory agreement to Spectrum and Post. Accordingly, each of Spectrum and Post will be responsible for managing the day-to-day investment of the portion of the Account's assets allocated to it by Principal Global and placing orders for the purchase and sale of portfolio securities with respect to that portion of the Account, subject to supervision and monitoring by Principal Global and oversight by the Board, and each will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

         Each of the proposed sub-sub-advisory agreements provides that the sub-sub-advisor shall not be liable to the Manager, Principal Global, the Account or its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement on the part of the sub-sub-advisor.

         If approved by shareholders, the Proposed Agreements will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, each of the Proposed Agreements will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Each of the Proposed Agreements may be terminated at any time without the payment of any penalty by the Board, the Manager or Principal Global, as the case may be, or the sub-sub-advisor or by vote of a Majority of the Outstanding Voting Securities of the Account on sixty days' written notice. Each of the Proposed Agreements will automatically terminate without penalty in the event of its assignment.

         Under of the proposed sub-advisory agreement, the Manager will pay Principal Global a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets on the first day of the month) specified in the following table:

                      Sub-Advisory Fee Table - Bond Account

                            Net Assets of the Account

              First           Next                Next                 Over
           $5 billion      $1 billion          $4 billion          $10 billion
           ----------      ----------          ----------          -----------

             0.115%          0.100%              0.995%               0.090%

         In calculating the fee rates for the Account, the term "Net Assets" includes the net assets of the Account plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which Principal Global provides investment services and which have the same investment mandate as the Account.

         Under of the proposed sub-advisory agreements, Principal Global will pay each of Spectrum and Post a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets allocated to the respective sub-sub-advisors on the first day of the month) specified in the following table:

                    Sub-Sub-Advisory Fee Table - Bond Account

                            Net Assets of the Account

                        Sub-Sub-Advisor All Asset Levels

                      Spectrum                         0.20%
                      Post                             0.30%

         Entering into the Proposed Agreements will not change the management fee that each Account pays the Manager under its Management Agreement. The Manager, and not the Account, will bear the expenses of the services that Principal Global provides to the Account under the proposed sub-advisory agreements, and Principal Global, and not the Account, will bear the expenses of the services that Spectrum and Post provide to the Account under the proposed sub-sub-advisory agreements. If approved by shareholders of the Account, however, the Proposed Agreements will have the effect of reducing the amount of the management fee retained by the Manager.

Principal Global

         Principal Global is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. Its address is 801 Grand Avenue, Des Moines, Iowa 50392. Principal Global manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. At December 31, 2004, Principal Global, together with its affiliated asset management companies, had approximately $128 billion in assets under management.

         The principal executive officers and the directors of Principal Global and their addresses and principal occupations are set forth in Appendix E to this Proxy Statement.

         The day-to-day management of the portion of the Account allocated to Principal Global will be headed by the following persons:

         --William C. Armstrong. Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Global. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his MA from the University of Iowa and his BA from Kearney State College.

         -- Timothy R. Warrick. Mr. Warrick is co-portfolio manager at Principal Global with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal Global in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal Global in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a BA in Accounting and Economics from Simpson College.

Spectrum

         Spectrum is an investment advisory firm that was founded in 1987 and is registered as an investment adviser under the Investment Advisers Act. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial Group. Spectrum's address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2004, Spectrum had approximately $12.4 billion in assets under management.

     The principal executive officers and the directors of Spectrum are: Mark A. Lieb, Director and Co-President; Bernard M. Sussman, Director, Co-President and Assistant Treasurer; David M. Blake, Director and Executive Vice President;
Jerald L. Bogart, Director; James P. McCaughan, Chairman; Ralph C. Eucher, Director; Richard W. Hibbs, Director; Karen E. Shaff, Executive Vice President and General Counsel; and Lisa Crossley, Chief Compliance Officer. Each person's position with Spectrum is his or her principal occupation, except that Mr.
Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix E to this Proxy Statement. The address of each principal executive officer and director is 4 High Ridge Park, Stamford, Connecticut 06905, except that the addresses of Mr. Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff are as set forth in Appendix E.

         The day-to-day management of the portion of the Account allocated to Spectrum will be headed by the following persons:

         --L. Phillip Jacoby. Mr. Jacoby is Senior Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.

         --Bernard M. Sussman. Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.

Post

         Post is an investment advisory firm that was founded in 1992 and is registered as an investment adviser under the Advisers Act. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial Group. Post's address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025. As of December 31, 2004, Post had had approximately $6.4 billion in assets under management.

         The principal executive officers and the directors of Post are:
Lawrence Post, Director, Chief Executive Officer and Chief Investment Officer; Carl Goldsmith, Director, Executive Vice President and Senior Investment Officer; David M. Blake, Director; Richard W. Hibbs, Director; James P. McCaughan, Chairman; Karen E. Shaff, Executive Vice President and General Counsel; Tim Howald, Chief Operating Officer; Lawrence Goldman, Managing Director and Senior Vice President - Legal and Regulatory Affairs; Allan Schweitzer, Managing Director; Scott Klein, Managing Director; Jim LaChance, Managing Director; and Ann Marie Swanson, Chief Compliance Officer. Each person's position with Post is his or her principal occupation, except that Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix E to this Proxy Statement. The address of each principal executive officer and director is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025, except that the addresses of Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff are as set forth in Appendix E.

         The day-to-day management of the portion of the Account allocated to Post will be headed by the following persons:

         --Scott Klein. Mr. Klein is a managing director for Post. Prior to joining Post's predecessor in 1997, he spent five years as a bankruptcy attorney and then serving as vice president at Dabney Resnick Imperial. Mr. Klein holds a BA in Economics from the University of Pennsylvania's Wharton School of Business and a J.D. from the University of California, Los Angeles School of Law.

     --Lawrence A. Post. Mr. Post founded Post Advisory Group in 1992. Post was purchased by Principal in 2004. Mr. Post has over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA from the University of Pennsylvania's Wharton School of Business and a BA from Lehigh University.

     --Allan Schweitzer. Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a BA in Business Administration from Washington University at St. Louis and his MBA from the University of Chicago with a concentration in analytical finance and international economics.

Board Considerations

         In making its decision to approve each of the Proposed Agreements and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager, Principal Global, Spectrum and Post. The Independent Directors were assisted by independent legal counsel.

         In evaluating and approving the Proposed Agreement for the Bond Account, the Board considered, among other factors, the following:

                  - the nature and extent and expected quality of the services to be provided by each of Principal Global, Spectrum and Post, which, with respect to the sub-advisor and both sub-sub-advisors, the Board concluded were likely to be comparable in relation to those currently provided to the Account as directly managed by the Manager;

                  - the investment management capabilities and methodologies and the performance of each of Principal Global, Spectrum and Post in managing funds comparable to the Bond Account, which the Board, with respect to each, believed to be favorable;

                  - the strength of the personnel, technical resources and operations of each of Principal Global, Spectrum and Post, which the Board, with respect to each, concluded were appropriate for the expected services; and

                  - the record of each of Principal Global, Spectrum and Post with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that the sub-advisor and each sub-sub-advisor would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

         In evaluating each of the Proposed Agreements, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory and sub-sub-advisory agreements which it had approved with respect to Accounts of the Fund, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreements with services provided and fees paid under other sub-advisory and sub-sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of each of the Proposed Agreements, particularly because the agreements are between the Manager and Principal Global, or between Principal Global and each sub-sub-advisor, and the fees for which the Proposed Agreements provide will be paid by the Manager or by Principal Global and not by the Account.

         Based on these considerations, the Board concluded that each of the Proposed Agreements would be in the best interests of the Bond Account and its shareholders and decided to recommend that shareholders of each Account approve each of the Proposed Agreements for that Account.

The Management Agreement

         The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

         Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

                       Management Fee Table - Bond Account

                            Net Assets of the Account

     First             Next           Next           Next          Over
 $100 million      $100 million   $100 million   $100 million  $400 million
 ------------      ------------   ------------   ------------  ------------
     0.50%            0.45%           0.40%         0.35%          0.30%

         During the fiscal year ended December 31, 2004, the Bond Account paid the Manager $1,239,048 (an annual rate of 0.45% of average daily net assets) for services provided under the Management Agreement. As stated above, the Proposed Agreements, if approved by shareholders of the Account, will have the effect of reducing the amount of the management fee retained by the Manager.

Additional Information

         For additional information regarding the Manager, Principal Global and the proposed new sub-sub-advisors, see Appendix E to this Proxy Statement.

Required Vote

         The shareholders of the Bond Account will vote separately on Proposals 2C, 2D and 2E. The vote required to approve each Proposal is a Majority of the Outstanding Voting Securities of the Account.

         If a Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting.

         The Board of Directors unanimously recommends that shareholders of the Account vote "For" each of the Proposals.

Proposal 2F - Agreement with Spectrum Asset Management, Inc. ("Spectrum") as Sub-Sub-Advisor for the Equity Income Account

Proposal 2G - Agreement with Principal Real Estate Investors, LLC ("Principal REI") as Sub-Sub-Advisor for the
Equity Income Account

 (Equity Income Account Only)

         At a meeting on February 24, 2005, the Board, including the Independent Directors, unanimously approved new sub-sub-advisory agreements between Principal Global and each of Spectrum and Principal REI with respect to the Equity Income Account (the "Proposed Agreements"). Currently, the Account has a sub-advisory agreement with Principal Global which permits Principal Global to delegate to one or more sub-sub-advisors the day-to-day investment management of the Account. If shareholders of the Account approve both Proposed Agreements, the Account will have two sub-sub-advisors. Principal Global believes that the investment management of the Account will benefit from the particular skills and expertise of Spectrum in managing preferred securities and Principal REI in managing high yield securities (commonly known as "junk bonds"). Principal Global's present intention is to allocate a portion of the assets of the Account between Spectrum and Principal REI while continuing to manage a portion of the Account's assets itself, but it has as yet made no decision as to an initial percentage allocation. Principal Global expects to vary such allocation from time to time.

         Shareholders of the Account are being asked to approve the Proposed Agreement with Spectrum under Proposal 2F and the Proposed Agreement with Principal REI under Proposal 2G.

         Under the Account's sub-advisory agreement with Principal Global, Principal Global is compensated by the Manager and not by the Account. Under the Proposed Agreements, each of Spectrum and Principal REI will be compensated by Principal Global and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under its Management Agreement.

The Proposed Agreements

         The following description of each of the Proposed Agreements is qualified in its entirety by reference to the form of Sub-Sub-Advisory Agreement included as Appendix D to this Proxy Statement. The terms of the two sub-sub-advisory agreements are the same except as indicated otherwise below.

         Under the Proposed Agreements, each of Spectrum and Principal REI will manage the day-to-day investment of the portion of the Account's assets allocated to it consistent with the Account's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities with respect to that portion of the Account, subject to supervision and monitoring by Principal Global and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Account.

         Each of the Proposed Agreements provides that the sub-sub-advisor shall not be liable to the Manager, Principal Global, the Account or its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement on the part of the sub-sub-advisor.

         If approved by shareholders, each of the Proposed Agreements will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, each Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Each of the Proposed Agreements may be terminated at any time without the payment of any penalty by the Board, Principal Global or the sub-sub-advisor or by vote of a Majority of the Outstanding Voting Securities of the Account on sixty days' written notice. Each of the Proposed Agreements will automatically terminate without penalty in the event of its assignment.

         Under the Proposed Agreement with Spectrum, Principal Global will pay Spectrum an annual fee of $1,750. Under the Proposed Agreement with Principal REI, Principal REI's compensation is currently zero.

         Entering into the Proposed Agreements will not change the management fee that the Account pays the Manager under its Management Agreement or the sub-advisory fee that the Manager pays Principal Global under its sub-advisory agreement. Principal Global, and not the Account, will bear the expenses (if any) of the services that each of Spectrum and Principal REI provides to the Account under the Proposed Agreements. If approved by shareholders of the Account, however, the Proposed Agreement with Spectrum will have the effect of reducing the amount of the sub-advisory fee retained by Principal Global.

Spectrum

         Spectrum is an investment advisory firm that was founded in 1987 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). It is an affiliate of the Manager and Principal Global and a member of the Principal Financial Group. Spectrum's address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2004, Spectrum had approximately $12.4 billion in assets under management.

     The principal executive officers and the directors of Spectrum are: Mark A. Lieb, Director and Co-President; Bernard M. Sussman, Director, Co-President and Assistant Treasurer; David M. Blake, Director and Executive Vice President;
Jerald L. Bogart, Director; James P. McCaughan, Chairman; Ralph C. Eucher, Director; Richard W. Hibbs, Director; Karen E. Shaff, Executive Vice President and General Counsel; and Lisa Crossley, Chief Compliance Officer. Each person's position with Spectrum is his or her principal occupation, except that Mr.
Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix E to this Proxy Statement. The address of each principal executive officer and director is 4 High Ridge Park, Stamford, Connecticut 06905, except that the addresses of Mr. Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff are as set forth in Appendix E.

         The day-to-day management of the portion of the Account allocated to Spectrum will be headed by the following persons:

         --L. Phillip Jacoby. Mr. Jacoby is Senior Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.

         --Bernard M. Sussman. Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.

Principal REI

         Principal REI is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. Its address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. Principal REI was founded in 2000. It manages investments for institutional investors, including Principal Life. At December 31, 2004, Principal REI had approximately $27.8 billion in assets under management.

         The principal executive officers and the directors of Principal REI are: Patrick G. Halter, Chairman and Chief Executive Officer; Steven K. Graves, Director and Chief Operating Officer; Jerald L. Bogart, Director; James P. McCaughan, Director; Randall C. Mundt, Director, President and Chief Investment Officer; Stephen W. Pick, Director and Chief Finance Officer; Frank E. Schmitz, Director; and Michael A. Migro, Chief Operating Officer and Chief Compliance Officer. Each person's position with Principal REI is his principal occupation, except that Mr. Bogart, Mr. Mundt and Mr. Migro have positions with Principal Global as set forth in Appendix G to this Proxy Statement. The address of each such person is 1800 Hub Tower, 699 Walnut , Des Moines, Iowa 50309, except that the address for each of Mr. Bogart, Mr. Mundt and Mr. Migro is as set forth in Appendix E.

         The day-to-day management of the portion of the Account allocated to Principal REI will be headed by the following person:

         -- Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust ("REIT") activity for Principal REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience included the structuring of public real estate transactions that include commercial mortgage loans and the issuance of unsecured bonds. He received his MA and BA in Finance from the University of Iowa.

Board Considerations

         In making its decision to approve each of the Proposed Agreements and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager, Principal Global, Spectrum and Principal REI. The Independent Directors were assisted by independent legal counsel.

         In evaluating and approving the Proposed Agreements, the Board considered, among other factors, the following:

                  - the nature and extent and expected quality of the services to be provided by each of Spectrum and Principal REI, which, with respect to each sub-sub-advisor, the Board concluded were likely to be comparable in relation to those provided to the Account under the sub-advisory agreement with Principal Global;

                  - the investment management capabilities and methodologies and the performance of each of Spectrum and Principal REI in managing funds comparable to the Equity Income Account, which the Board, with respect to each sub-sub-advisor, believed to be favorable;

                  - the strength of the personnel, technical resources and operations of each of Spectrum and Principal REI, which the Board, with respect to each sub-sub-advisor, concluded were appropriate for the expected services; and

                  - the record of each of Spectrum and Principal REI with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that each sub-sub-advisor would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

         In evaluating each of the Proposed Agreements, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory or sub-sub-advisory agreements which it had approved with respect to Accounts of the Fund, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreements with services provided and fees paid under other sub-advisory or sub-sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreements, particularly because the agreements are between Principal Global and each of Spectrum and Principal REI and the fees for which the Proposed Agreements provide will be paid by Principal Global and not by the Account.

         Based on these considerations, the Board concluded that each of the Proposed Agreements would be in the best interests of the Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreements.

The Management Agreement

         The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

         Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

                  Management Fee Table - Equity Income Account

                            Net Assets of the Account

      First           Next           Next           Next          Over
  $100 million    $100 million   $100 million   $100 million  $400 million
  ------------    ------------   ------------   ------------  ------------
      0.60%          0.55%           0.50%         0.45%          0.40%

         During the fiscal year ended December 31, 2004, the Equity Income Account paid the Manager $214,226 (an annual rate of 0.60% of average daily net assets) for services provided under the Management Agreement.

The Sub-Advisory Agreement with Principal Global

         As permitted by the Management Agreement, the Manager has entered into a sub-advisory agreement with Principal Global pursuant to which Principal Global has assumed the obligations of the Manager to provide investment advisory services to the Account.

         Under the sub-advisory agreement with Principal Global, the Manager pays Principal Global a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets on the first day of the month) specified in the following table:

                 Sub-Advisory Fee Table - Equity Income Account

                            Net Assets of the Account

     First            Next            Next            Next            Next            Next            Over
  $50 million     $50 million     $100 million    $200 million    $350 million    $750 million    1.5 billion
  -----------     -----------     ------------    ------------    ------------    ------------    -----------
     0.27%           0.25%           0.22%           0.18%           0.13%           0.09%           0.06%

         During the fiscal year ended December 31, 2004, the Manager paid Principal Global $71,338 (an annual rate of 0.20% of average daily net assets) for its sub-advisory services to the Account. As stated above, if approved by shareholders of the Account, the Proposed Agreement with Spectrum will have the effect of reducing the amount of the sub-advisory fees retained by Principal Global.

Additional Information

         For additional information regarding the Manager, Principal Global and the proposed new sub-sub-advisors, see Appendix E to this Proxy Statement.

Required Vote

         Shareholders of the Equity Income Account will vote separately on Proposals 2F and 2G. The vote required to approve each Proposal is a Majority of the Outstanding Voting Securities of the Account.

         If a Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager and Principal Global, will determine the appropriate course to arrange for portfolio management services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting.

         The Board of Directors unanimously recommends that shareholders of the Account vote "For" each of the Proposals.

Proposal 2H -- Agreement with Principal Real Estate Investors, LLC ("Principal REI") as S ub-Advisor for the Real Estate Securities Account

(Real Estate Securities Account Only)

         At a meeting on February 24, 2005 , the Board of Directors, including the Independent Directors, unanimously approved a new sub-advisory agreement between the Manager and Principal REI with respect to the Real Estate Securities Account (the "Proposed Agreement"). Currently, the Real Estate Securities Account does not have sub-advisory arrangements and is managed directly by the Manager.

         Under the Proposed Agreement, Principal REI will be compensated by the Manager and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under its Management Agreement.

The Proposed Agreement

         The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix C to this Proxy Statement.

         Under the Proposed Agreement, Principal REI will manage the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

         The Proposed Agreement provides that Principal REI and its officers, employees, agents, or affiliates shall not be liable to the Manager, the Account or its shareholders for any loss suffered by the Manager of the Account resulting from any error of judgment made in the good faith exercise of Principal REI's investment discretion in connection with selecting investments for the Account or as a result of the failure by the Manager of any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties Principal REI or any of its officers, employees, agents or affiliates.

         If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or Principal REI or by vote of a majority of outstanding voting securities of the Account on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

         Under the Proposed Agreement, the Manager will pay Principal REI a fee which is computed and paid monthly at the annual rate (calculated as a percentage of the Account's net assets on the first day of the month) of 0.55%.

         In calculating the fee rate for the Account, the term "Net Assets" includes the net assets of the Account plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which Principal REI provides investment services and which have the same investment mandate as the Account.

         Entering into the Proposed Agreement will not change the management fee that the Account pays the Manager under its Management Agreement. The Manager, and not the Account, will bear the expenses of the services that Principal REI provides to the Accounts under the Proposed Agreement. If approved by shareholders of the Account, however, the Proposed Agreement will have the effect of reducing the amount of the management fee retained by the Manager.

Principal REI

         Principal REI is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. Its address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. Principal REI was founded in 2000. It manages investments for institutional investors, including Principal Life. At December 31, 2004, Principal REI had approximately $27.8 billion in assets under management.

         The principal executive officers and the directors of Principal REI are: Patrick G. Halter, Chairman and Chief Executive Officer; Steven K. Graves, Director and Chief Operating Officer; Jerald L. Bogart, Director; James P. McCaughan, Director; Randall C. Mundt, Director, President and Chief Investment Officer; Stephen W. Pick, Director and Chief Finance Officer; Frank E. Schmitz, Director; and Michael A. Migro, Chief Operating Officer and Chief Compliance Officer. Each person's position with Principal REI is his principal occupation, except that Mr. Bogart, Mr. Mundt and Mr. Migro have positions with Principal Global as set forth in Appendix G. The address of each such person is 1800 Hub Tower, 699 Walnut , Des Moines, Iowa 50309, except that the address for each of Mr. Bogart, Mr. Mundt and Mr. Migro is as set forth in Appendix E.

         The day-to-day management of the Account for Principal REI will be headed by the following person:

         -- Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust ("REIT") activity for Principal REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience included the structuring of public real estate transactions that include commercial mortgage loans and the issuance of unsecured bonds. He received his MA and BA in Finance from the University of Iowa.

Board Considerations

         In making its decision to approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and Principal REI. The Independent Directors were assisted by independent legal counsel.

         In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

         - the nature and extent and expected quality of the services to be provided by Principal Global, which the Board concluded were likely to be comparable in relation to those currently provided to the Account by the Manager;

                  - Principal REI's investment management capabilities and methodologies and its performance in managing funds comparable to the Real Estate Securities Account, which the Board believed to be favorable;

                  - the strength of Principal REI's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

                  - Principal REI's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that Principal REI would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

         In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Accounts of the Fund, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreement, particularly because the agreement is between the Manager and the sub-advisor and the fees for which the Proposed Agreement provides will be paid by the Manager and not by the Account.

         Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreement.

The Management Agreement

         The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Account with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly, as it currently does for the Real Estate Securities Account, or arranges for it to be performed by a sub-advisor.

         Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

              Management Fee Table - Real Estate Securities Account

                              Net Assets of Account

              First                  Next                Next                Next                Over
          $100 million           $100 million        $100 million        $100 million        $400 million
          ------------           ------------        ------------        ------------        ------------
              0.90%                 0.85%                0.80%              0.75%                0.70%

         During the fiscal year ended December 31, 2004, the Real Estate Securities Account paid the Manager $972,586 (an annual rate of 0.90% of average daily net assets) for services provided under the Management Agreement. As stated above, the Proposed Agreement, if approved by shareholders of the Account, will have the effect of reducing the amount of the management fee retained by the Manager.

Additional Information

         For additional information regarding the Manager and Principal REI, see Appendix E to this Proxy Statement.

Required Vote

         Only shareholders of the Real Estate Securities Account will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Account.

         If the Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting.

         The Board of Directors unanimously recommends that shareholders of the Account vote "For" the Proposal.

                                   PROPOSAL 3

               APPROVAL OF RECLASSIFYING THE INVESTMENT OBJECTIVE
                  OF EACH ACCOUNT AS A "NON-FUNDAMENTAL" POLICY
                WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

                                 (All Accounts)

         At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of each Account approve, a proposal that the investment objective of each Account be reclassified from a "fundamental" policy to a "non-fundamental" policy.

         As with all mutual funds, the Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval as required by the 1940 Act. Restrictions and policies that the Fund has not designated as fundamental policies are considered to be "non-fundamental" policies, which may be changed by the Board without shareholder approval. Each Account of the Fund has a stated investment objective which it pursues through separate investment strategies and which is currently a fundamental policy which cannot be changed without shareholder approval. The stated investment objectives of the Accounts are set forth in Appendix F to this Proxy Statement.

         Reclassifying the investment objective of each Account from fundamental to non-fundamental will give the Board of Directors greater flexibility to respond more quickly to new developments and changing trends in the marketplace by adjusting the management of and investment opportunities available to the Account.

         This is particularly the case in view of the Fund's "manager of managers" operating structure. Under this structure, the Manager, pursuant to an SEC order, is permitted to appoint sub-advisors (other than sub-advisors affiliated with the Manager) for the Accounts and change the terms of sub-advisory agreements (including sub-advisory fees) with such sub-advisors without shareholder approval. The Fund is thus able to change sub-advisors from time to time without the expense and delays associated with obtaining shareholder approval. The proposed reclassification as non-fundamental of the investment objectives of the Accounts will facilitate the Fund's ability to select and engage new sub-advisors under circumstances when, for example, a sub-advisor change would be advantageous for an Account but the proposed new sub-advisor has an investment approach that differs sufficiently from that of the Account's existing sub-advisor to make appropriate a change in the Account's stated investment objective. Most of the Accounts have previously approved operating under the Fund's manager-of managers structure; the remaining Accounts (the International Emerging Markets, Principal Lifetime 2010, Principal Lifetime 2020, Principal Lifetime 2030, Principal Lifetime 2040, Principal Lifetime 2050 and Principal Lifetime Strategic Income Accounts) are being asked to do under Proposal 5 below.

         The Board does not presently intend to make any significant change to the investment objective of any Account. If the proposed reclassification is approved by shareholders, shareholders will receive notice of any change in an Account's investment objective prior to its implementation.

Required Vote

         Approval of the proposed reclassification with respect to each Account will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Account. If approved by shareholders of an Account, the reclassification of its investment objective as non-fundamental will become effective as of June 30, 2005. If the required shareholder approval is not obtained, the current classification of an Account's investment objective as fundamental will remain in effect pending shareholder approval of another proposed change or other definitive action.

         The Board of Directors unanimously recommends that shareholders of each Account vote "For" the Proposal.

                                   PROPOSAL 4

         APPROVAL OF AMENDMENTS TO THE FUND'S ARTICLES OF INCORPORATION
                    DEALING WITH REORGANIZATIONS OF ACCOUNTS

Proposal 4A - Amendment to Clarify the Authority of the Board of Directors to Approve Account Combinations Without Shareholder Approval

(All Accounts)

         At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of the Fund approve, a proposed amendment to the Fund's Articles of Incorporation that would clarify the authority of the Board, without a shareholder vote, to approve a merger or consolidation of an Account of the Fund with, or the sale of all or substantially all the assets of an Account to, another Account of the Fund or another fund (an "Account Combination") under certain circumstances.

         Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit combinations of affiliated funds without shareholder approval in certain circumstances to reduce the need for affiliated funds to incur the expense of soliciting proxies when a combination does not raise significant issues for shareholders. The Rule requires a fund board (including a majority of the independent directors) to determine that any combination is in the best interests of the fund and will not dilute the interests of existing shareholders. Shareholders of an acquired affiliated fund will still be required to approve a combination that would result in a material change in a fundamental investment policy, a material change to the terms of an advisory agreement or the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders.

     Under Maryland law, shareholder approval is currently required for the merger or consolidation of or the sale of substantially all the assets of the Fund to another fund. The proposed amendment will have no affect on these requirements of Maryland law. Maryland law, however, does not expressly require shareholder approval of Account Combinations, that is, combinations involving separate series of a registered investment company. The proposed amendment would clarify the authority of the Board to effect Account Combinations without shareholder action or approval. Shareholder approval will still be obtained for Account Combinations when required by Rule 17a-8 or, in the case of combinations with unaffiliated funds, when the Board deems it appropriate.

     The proposed amendment to the Articles of Incorporation, consistent with amended Rule 17a-8, authorizes the Board to approve an Account Combination without a shareholder action or approval only if permitted by the 1940 Act, Maryland law and other applicable laws and regulations. The amendment will provide the Board with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Accounts that operate more efficiently and economically. If the amendment is approved, the Board will continue to exercise its fiduciary obligations in approving any combination transaction. The Board will evaluate any and all information reasonably necessary to make its determination and consider and give appropriate weight to all pertinent factors in fulfilling its fiduciary obligations to act with due care and in the best interests of shareholders.

         Currently, the Fund's Articles of Incorporation do not address reorganizations such as mergers, consolidations or sales of substantially all the assets of Accounts. If the proposed amendment is approved by shareholders, new Section 12 will be added to Article V of the Articles of Incorporation to provide as follows (the Articles refer to the Fund as the "Corporation" and to an Account as a "series" or a "series of shares"):

                  Section 12. Reorganization. The Board may merge or consolidate one or more series of shares with, and may sell, convey and transfer the assets belonging to any one or more series of shares to, another corporation, trust, partnership, association or other organization, or to the Corporation to be held as assets belonging to another series of shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another series of shares of the Corporation, shares of such other series of shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each transferor series of shares if deemed appropriate by the Board. The Board shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations.

         The authority granted to the Board under the proposed amendment, and the Board's flexibility in administering the Account, will be further enhanced if shareholders also approve Proposals 4B and 4C below, which are related proposed amendments to the Articles of Incorporation. Proposal 4B would authorize the Board, without shareholder action or approval, to liquidate the assets attributable to an Account or a class of shares, a step which is necessary to complete an Account Combination in which an Account transfers substantially all its assets to another Account in exchange for shares issued by the Account to which the assets are transferred. Proposal 4C would authorize the Board to designate a class of shares of an Account as a separate Account. This proposal would authorize the Board to convert a class of shares into an Account for purposes of combining that class of shares with another Account.

Required Vote

         The shareholders of all the Accounts will vote together on the Proposal. The vote required to approve this Proposal is a Majority of the Outstanding Voting Securities of the Fund entitled to vote on the Proposal.

         The Board of Directors unanimously recommends that shareholders of the Fund vote "For" the Proposal.

Proposal 4B - Amendment to Authorize the Board of Directors to Liquidate the Assets Attributable to an Account or Class of Shares and Terminate the Account or Class of Shares Without Shareholder Approval

(All Accounts)

         At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of the Fund approve, a proposed amendment to the Fund's Articles of Incorporation that would authorize the Board to liquidate the assets attributable to an Account or class of shares and terminate the Account or class of shares without a shareholder vote. Currently, the Articles of Incorporation require shareholder approval for such transactions.

         The amendment will give the Board more flexibility and, subject to applicable requirements of the 1940 Act and Maryland law, broader authority to act with respect to the administration and operation of the Accounts. The 1940 Act and Maryland law do not require shareholder approval of a Board decision to liquidate the assets attributable to a particular Account or class of shares and to terminate the Account or class of shares. The presence of the shareholder approval requirement can delay and add expense to the implementation of action which the Board believes is in the best interests of shareholders. The Board has no present intention to liquidate the assets attributable to any Account or class of shares, but it believes that having the authority to implement such action in the future without obtaining shareholder approval will permit more efficient administration of the affairs of the Fund. The proposed amendment will not alter in any way the Board's existing fiduciary obligations to act with due care and in the best interests of shareholders. Before using the new flexibility provided by the proposed amendment, the Board of Directors must first consider the best interests of shareholders and then act accordingly.

         As stated above, the authority granted to the Board under the proposed amendment, together with the authority that would be granted to the Board if Proposal 4A above and Proposal 4C below are also approved by shareholders, is intended to facilitate Account Combinations.


         Section 1(c)(4) of Article V of the Articles of Incorporation addresses "Liquidation" of the Fund or of the assets attributable to a particular Account or class of shares. If the proposed amendment is approved by shareholders,
Section 1(c)(4) as so amended will provide as follows (new language is underlined; language to be deleted is [bracketed]; the Articles refer to the Fund as the "Corporation" and to an Account as a "series" or a "series of shares"):

         (4) Liquidation. In the event of the liquidation of the Corporation or of the assets attributable to a particular series or class, the shareholders of each series or class that has been established and designated and is being liquidated shall be entitled to receive, as a series or class, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class. The holders of shares of any series or class shall not be entitled thereby to any distribution upon liquidation of any other series or class. The assets so distributable to the shareholder of any particular series or class shall be distributed among such shareholders according to their respective rights taking into account the proper allocation of expenses being borne by that series or class. The liquidation of assets attributable to any particular series or class in which there are shares then outstanding and the termination of the series or the class may be authorized by vote of a majority of the Board of Directors then in office, without action or approval of the shareholders, to the extent consistent with applicable laws and regulation [subject to the approval of a majority of the outstanding voting securities of that series or class, as defined in the Investment Company Act of 1940, as amended]. In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

Required Vote

         The shareholders of all the Accounts will vote together on the Proposal. The vote required to approve this Proposal is a Majority of the Outstanding Voting Securities of the Fund entitled to vote on the Proposal.

         If the Proposal is not approved by shareholders, the current provision of the Articles of Incorporation will remain in effect, and liquidations of assets and terminations of Accounts and classes of shares which the Board determines are in the best interests of shareholders will be subject to the added delay and expense associated with obtaining shareholder approval.

         The Board of Directors unanimously recommends that shareholders of the Fund vote "For" the Proposal.

Proposal 4C - Amendment to Authorize the Board of Directors To Designate a Class of Shares of an Account as a Separate Account

(All Accounts)

         At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of the Fund approve, a proposed amendment to the Fund's Articles of Incorporation that would authorize the Board to designate any class of shares of an Account of the Fund as a separate Account.

         Under the Articles of Incorporation, the Board of Directors has authority, without action or approval of shareholders, to divide the shares of the Fund into separate Accounts, to establish new Accounts and determine the relative rights and preferences as between the shares of separate Accounts, and to divide the shares of any Account into separate classes of shares. The Board believes that this broad grant of authority may reasonably be construed to permit the Board to designate any class of shares of an Account as a separate Account. However, in order to resolve any uncertainty as to the scope of such authority, the Board has approved a proposed amendment to the Articles of Incorporation that expressly authorizes the Board, without action or approval of shareholders, to designate any class of shares of an Account as a separate Account.

         As described above under Proposal 4A, shareholders are also being asked to approve a proposed amendment to the Articles of Incorporation that would clarify the authority of the Board, consistent with the SEC's Rule 17a-8 under the 1940 Act, to approve the merger or consolidation of an Account of the Fund with, or the sale of all or substantially all its assets to, another Account of the Fund (an "Account Combination") without shareholder approval when such a combination does not raise significant shareholder issues warranting incurring the expense of soliciting proxies. That proposed amendment is intended to provide the Board with increased flexibility to react quickly to changes in competitive and regulatory conditions. Such flexibility will be further enhanced if shareholders approve the proposed amendment under this Proposal 4C to authorize the Board to designate a class of shares as a separate Account.

         As with the other proposed amendments to the Articles of Incorporation, the proposed amendment authorizing the Board to designate a class of shares as a separate Account will not alter in any way the Board's existing fiduciary obligations to act with due care and in the best interests of shareholders. Before using any new flexibility that the proposed amendment may afford, the Board must first consider the shareholders' interests and then act accordingly.

         If the proposed amendment to the Articles of Incorporation is approved by shareholders, new Section 13 will be added to Article V of the Articles of Incorporation to provide as follows (the Articles refer to an Account as a "series" or a "series of shares"):

                  Section 13. Classes of Shares. The Board shall also have the authority, without action or approval of the shareholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as it deems necessary or desirable. The designation of any class of shares of a series of shares as a separate series of shares shall be effective at the time specified by the Board. The Board shall allocate the assets, liabilities and expenses attributable to any class of shares designated as a separate series of shares to such separate series of shares and shall designate the relative rights and preferences of such series of shares, provided that such relative rights and preferences may not be materially adversely different from the relative rights and preferences of the class of shares designated as a separate series of shares.

Required Vote

         The shareholders of all the Accounts will vote together on the Proposal. The vote required to approve this Proposal is a Majority of the Outstanding Voting Securities of the Fund entitled to vote on the Proposal.

         The Board of Directors unanimously recommends that shareholders of the Fund vote "For" the Proposal.

                                   PROPOSAL 5

        APPROVAL OF PROPOSAL TO PERMIT THE MANAGER TO SELECT AND CONTRACT
                  WITH SUB-ADVISORS FOR CERTAIN ACCOUNTS AFTER
  APPROVAL BY THE BOARD OF DIRECTORS BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL

           (International Emerging Markets, Principal Lifetime 2010, Principal Lifetime 2020, Principal Lifetime 2030, Principal Lifetime 2040, Principal Lifetime 2050 and Principal Lifetime Strategic Income Accounts)

         Under Section 15 of the 1940 Act, a fund must obtain shareholder approval of a sub-advisory agreement in order to employ new sub-advisors, replace existing sub-advisors, change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisor's contract terminates because of an assignment. On January 19, 1999, the SEC issued an order (the "Order") which permits the Manager, subject to Board approval, to take these kinds of actions with respect to sub-advisors for the Fund which are not affiliated with the Manager ("Unaffiliated Sub-Advisors") without the Fund's obtaining shareholder approval. Under the Order, the shareholders of an Account must approve this "managers-of-managers" arrangement before it may be relied on with respect to that Account. This "manager-of-managers" arrangement has previously been approved by the shareholders of each of the Accounts except for the International Emerging Markets, Principal Lifetime 2010, Principal Lifetime 2020, Principal Lifetime 2030, Principal Lifetime 2040, Principal Lifetime 2050 and Principal Lifetime Strategic Income Accounts (the "Designated Accounts").

         At its meeting on February 24, 2005, the Board of Directors unanimously approved, and the Board recommends that the shareholders of each of the Designated Accounts also approve, the manager-of-managers arrangement. If the shareholders of a Designated Account approve the arrangement:

                  - The Manager will be able, on behalf of that Account, to enter into and amend sub-advisory agreements with Unaffiliated Sub-Advisors without further shareholder approval;

                  - The Board, including a majority of the Independent Directors, will continue to evaluate and approve all new and amended sub-advisory agreements with Unaffiliated Sub-Advisors; and

                  - The shareholder approval requirement will continue to apply before a sub-advisory agreement with a sub-advisor affiliated with the Manager may be entered into or materially amended.

         The Board believes that it is in the best interests of the shareholders of the Designated Accounts to allow the Manager the maximum flexibility to select, supervise, and evaluate Unaffiliated Sub-Advisors without incurring the potential delay, and without an Account incurring the expense, of seeking specific shareholder approval. As noted, the Board will continue to oversee the sub-advisor selection process to ensure that shareholders' interests are protected whenever the Manager selects a sub-advisor or modifies a sub-advisory agreement. As required by the Order, whenever a new sub-advisor is appointed without shareholder approval, the Account will send to shareholders within 90 days an information statement containing all the relevant information that otherwise would be in proxy materials used in connection with a shareholders meeting.

         If the Proposal is approved, amendments to the Management Agreement between the Manager and the Fund will remain subject, where applicable, to the shareholder approval requirements of Section 15 of the 1940 Act. Approval of the Proposal generally will permit the Manager, with the approval of the Board, to change the fees payable to an Unaffiliated Sub-Advisor without shareholder approval, which in turn may result in a different net fee retained by the Manager. The proposed arrangements will not permit the Board and the Manager to increase the rate of the management fees payable by an Account to the Manager under the Management Agreement without first obtaining shareholder approval.

         If shareholders of a Designated Account approve the Proposal, the Proposal will not be implemented with respect to that Account until the Board determines to manage that Account in reliance on the Order. After the Board determines to manage the Account in reliance on the Order, the Fund and the Manager will be required to follow the conditions to which they agreed in connection with the SEC's granting the relief provided by the Order. These conditions, which are described below, require that any Account managed in reliance on the Order be held out to the public as employing the manager-of-managers strategy described above and that the prospectus for the Account prominently disclose that the Manager has ultimate responsibility for the investment performance of such Account due to its responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Therefore, upon a determination by the Board to commence management of any Account in reliance on the Order, the Account's prospectus will be revised to reflect such reliance and disclose the Manager's ultimate responsibility for the investment performance of the Account.

         After shareholder approval and a Board determination to manage an Account in reliance on the Order, the Account and the Manager will be required to adhere to the following conditions to which they agreed in connection with the issuance of the Order:

(1) The Manager will not enter into a sub-advisory agreement with any affiliated sub-advisor without that agreement, including the compensation to be paid under it, being approved by the shareholders of the applicable Account or, in the case of insurance-related funds, by the contract owners with assets allocated to any registered separate account for which the Account serves as a funding medium.

(2) At all times, a majority of the Board of Directors of the Fund will continue to be Independent Directors, and the nomination of new or additional Independent Directors will be at the discretion of the then existing Independent Directors.

(3) When a sub-advisor change is proposed for an Account with an affiliated sub-advisor, the Fund's Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Fund's Board minutes, that the change is in the best interest of the Account and its shareholders or, in the case of an insurance-related Account, by the contract owners with assets allocated to any registered separate account for which the Account serves as a funding medium, and does not involve a conflict of interest from which the Manager or the affiliated sub-advisor derives an inappropriate advantage.

(4) Before the Fund may rely on the requested order as to any Account, the operation of that Account in accordance with the manager-of-managers arrangement will be approved by a majority of its outstanding voting securities, as defined in the Act (or in the case of insurance-related Accounts, pursuant to voting instructions provided by contract owners with assets allocated to any registered separate account for which such Account serves as a funding medium). Before a future Account that does not presently have an effective registration statement may rely on the Order, the operation of the future Account in accordance with the manager-of-managers arrangement will be approved by its initial shareholder before shares of such future Account are made available to the public.

(5) The Manager will provide general management services to the Fund and its Accounts, including overall supervisory responsibility for the general management and investment of each Account's securities portfolio, and subject to review and approval by the Fund's Board, will (i) set the Account's overall investment strategies; (ii) recommend and select sub-advisors; (iii) when appropriate, allocate and reallocate the Account's assets among multiple sub-advisors; (iv) monitor and evaluate the performance of sub-advisors; and (v) implement procedures reasonably designed to ensure that the sub-advisors comply with the Account's investment objectives, policies, and restrictions.

(6) Within 90 days of the hiring of any new sub-advisor, shareholders will be furnished with all information about the new sub-advisor that would be included in a proxy statement. The Manager will meet this condition by providing to shareholders an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934. The Fund will insure that the information statement is furnished to contract owners with assets allocated to any registered separate account for which the Account serves as a funding medium.

(7) The Fund will disclose in its prospectus the existence, substance, and effect of the Order. In addition, the Fund will hold itself out to the public as employing the "Manager of Managers Strategy." The prospectus relating to the Fund will prominently disclose that the Manager has ultimate responsibility for the investment performance of each Account employing sub-advisors due to the Manager's responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement.

(8) No director or officer of the Fund or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that director or officer) any interest in a sub-advisor except for (i) ownership of interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager; or
     (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by or is under common control with a sub-advisor.

Required Vote

         The vote required to approve this Proposal for any Designated Account is a Majority of the Outstanding Voting Securities of the Account.

         If the Proposal is not approved by the shareholders of a Designated Account, the Manager and the Fund will enter into new or amended sub-advisory agreements with Unaffiliated Sub-Advisors with respect to that Account only after obtaining the approval of the shareholders of that Account, adding additional time and expense to making changes in sub-advisory arrangements with Unaffiliated Sub-Advisors deemed beneficial by the Board.

         The Board of Directors unanimously recommends that shareholders of each Designated Account vote "For" the Proposal.

                                   PROPOSAL 6

                  AMENDMENT, RECLASSIFICATION OR ELIMINATION OF
                   CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted investment policies for each of its Accounts. Policies that can only be changed by a vote of shareholders are considered "fundamental." The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, borrowing money, underwriting securities of other issuers, concentrating investments, purchasing or selling real estate or commodities and making loans, be fundamental. The Board of Directors may elect to designate other policies as fundamental. All of the Fund's fundamental policies are referred to as fundamental investment restrictions.

         The Manager has reviewed each of the fundamental investment restrictions of each of the Accounts and has recommended changes to the Board. Two primary considerations led to the recommendations. First, the Fund (and its predecessor funds) adopted fundamental investment restrictions from time to time over a period of several years to reflect legal and regulatory requirements that applied, and business and industry conditions that prevailed, at the time of their adoption. With changes in legal requirements and prevailing conditions, some of these fundamental investment restrictions are no longer necessary ("Unnecessary Restrictions"). Second, the Manager believes that eliminating differences between the investment restrictions that apply to the Accounts and to the comparable funds of Principal Investors Fund, Inc. ("PIF"), another series mutual fund sponsored by Principal Life, will assist the Manager and the sub-advisors in more effectively managing the Accounts and monitoring their compliance with applicable investment restrictions.

         At its February 24, 2005 meeting, the Board of Directors unanimously approved the recommendations of the Manager, and the Board is submitting the Proposals set forth below to shareholders for their approval. The Board is asking shareholders to act on a comprehensive set of updating changes at the Meeting in order to help minimize the costs and delays that could be associated with holding future shareholder meetings from time to time to make necessary changes to outdated or inappropriate fundamental investment restrictions.

         If approved by shareholders, the Proposals will effect three kinds of changes to existing fundamental investment restrictions of the Accounts:

         Category One Changes. Proposals in the first category will change the language of a fundamental investment restriction for an Account in a way that the Board believes will both achieve greater consistency with the comparable investment restriction of PIF and provide the Manager and sub-advisor with greater flexibility in managing the Accounts while continuing to meet fully the requirements of the 1940 Act and the rules and regulations thereunder (Proposals 6A - 6I);

     Category Two Changes. The proposal in the second category will eliminate Unnecessary Restrictions Proposal 6J); and

         Category Three Changes. The proposal in the third category will change certain fundamental investment restrictions into "non-fundamental" investment restrictions which may be changed by the Board without shareholder approval (Proposal 6K).

         The Proposals and the Accounts to which each applies are set forth below. Each Proposal sets forth the proposed new fundamental investment restriction or other proposed change and the current fundamental investment restriction or restrictions to be replaced, eliminated or changed to a non-fundamental investment restriction.

         For convenience, the fundamental investment restrictions that will apply to each of the Accounts of the Fund if all the Proposals are approved by shareholders are set forth in Appendix G to this Proxy Statement.

Required Vote

         Approval of each Proposal dealing with a change to a current fundamental investment restriction of an Account will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Account.

         If the required approval by the shareholders of an Account is not obtained with respect to any Proposal, the current fundamental investment restriction for the Account to which that Proposal relates will remain in effect pending Board consideration and shareholder approval of another proposed change.

         The Board of Directors unanimously recommends that the shareholders of each Account to which each Proposal is submitted vote "For" the Proposal.

                              Category One Changes

Proposal 6A- Senior Securities

           (applies only to the Capital Value, Government Securities, and Money Market Accounts.)

         Under Section 18(f)(1) of the 1940 Act, the Fund may not issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over shares of the Fund with respect to the distribution of its assets or the payment of dividends. Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that the Fund have a fundamental policy addressing senior securities for each of its Accounts.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with senior securities:

                  The Account may not issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         Current restrictions: Currently, the Fund has two forms of fundamental investment restriction dealing with senior securities that differ from the proposed restriction. Each of these forms of restriction is set forth below and is followed by the name of the Account to which it applies. The Capital Value Account does not have a fundamental investment restriction that expressly addresses the issuance of senior securities.

                  1. The Account may not issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of a) purchasing any securities on a standby, when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below [see Proposal 6B for a description of permitted borrowings].

                           --Government Securities

                  2. The Account will not issue senior securities except in connection with such borrowings [see Proposal 6B for a description of permitted borrowings].

                           --Money Market

         The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

Proposal 6B - Borrowing

         (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts.)

         Under Section 18(f)(1) of the 1940 Act, the Fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that the Fund have a fundamental policy addressing borrowing for each of its Accounts.

         In addition, Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules and orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. There are no applicable SEC rules or orders, and the 1940 Act does not expressly require that funds state a fundamental investment policy regarding this matter. The use of margin in connection with the purchase of securities, however, may be viewed as the issuance of a senior security under circumstances not permitted by Section 18.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with borrowing and the purchase of securities on margin:

         The Account may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

         Current restrictions: Currently, the Fund has seven forms of fundamental investment restriction dealing with borrowing and the use of margin that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restrictions applies.

                  1. The Account may not borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced and Bond Accounts may borrow only from banks.

                  The Account may not purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

                           --Asset Allocation, Balanced, Bond, Equity Growth,
                  Government Securities, Growth, International, Limited-Term Bond, MidCap

                  2. The Account may not borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, or b) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

                  The Account may not purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

                           --Money Market

                  3. The Account does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, less liabilities other than such borrowings, or b) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

                  The Account may not purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

                           --Capital Value

                  4. The Account may not borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

                           --Principal LifeTime 2010, Principal LifeTime 2020,
                  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

                  5. The Account may not borrow money, except it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33/ 1/3% of its total assets (including the amount borrowed), b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

                           --Equity Value

                  6. The Account may not borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/ 1/3% of its total assets (including the amount borrowed), b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law.

                  The Account may not purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

                           --Equity Income, International SmallCap, MidCap
                  Growth, Real Estate Securities, SmallCap, SmallCap Growth, SmallCap Value

                  7. The Account may not borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/ 1/3% of its total assets (including the amount borrowed), b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, c) obtain such short-ter m credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law.

                  The Account may not purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

                           --International Emerging Markets, LargeCap Blend,
                  LargeCap Growth, LargeCap Stock Index, LargeCap Value, MidCap Value

         At the present time, the 1940 Act permits an Account to borrow from banks in an amount up to 33 1/3% of the Account's total assets, including the amount borrowed. An Account may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Account's total assets. The proposed restriction would permit the Accounts to borrow to the full extent permitted by the 1940 Act. In addition, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

         To the extent that any borrowing made by an Account involves leveraging (i.e., borrowing money to purchase additional securities), it may exaggerate the effect on the Account's net asset value and may increase the volatility of the Account. For example, if the securities purchased with borrowed funds decline in value, the Account may need to sell other securities to repay the loan. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Proposal 6C - Underwriting Securities of Another Issuer

         (applies only to the Capital Value, Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income.)

         Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that the Fund have a fundamental policy addressing the underwriting of securities for each of its Accounts. Section 12(c) of the 1940 Act prohibits those Accounts that are diversified investment companies from making any underwriting commitments in excess of limits set forth in the Section. None of the Accounts intends to enter into formal underwriting commitments. The Accounts may acquire restricted securities (i.e., securities which may be sold only if registered under the 1933 Act or pursuant to an exemption from registration such as that provided by Rule 144). These acquisitions, however, are not deemed to be underwriting commitments within the meaning of Section 12(c). Each Account will have a non-fundamental investment restriction that provides the Account may not invest more than 15% of its net assets in illiquid securities (including illiquid restricted securities) except to the extent permitted by applicable law.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with underwriting:

                  The Account may not act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         Current restrictions: Currently, the Fund has four forms of fundamental investment restriction dealing with the underwriting of securities that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

                  1. The Account may not act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

                           --Government Securities

                  2. The Account may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

                           --Money Market

                  3. The Account may not act as an underwriter of securities, except to the extent that the Account or an underlying Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

                           --Principal LifeTime 2010, Principal LifeTime 2020,
                  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

                  4. The Account may not underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

                           --Capital Value

         The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value

Proposal 6D - Concentration of Investments

         (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited-Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts.)

         Sections 8(b)(1)(E) and 13(a)(3) of the 1940 Act together require that the Fund have a fundamental policy addressing the concentration of investments for each of its Accounts. An investment of more than 25% of an Account's assets in any one industry represents concentration.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with concentration of investments:

                  The Account may not concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction does not apply to the Real Estate Securities Account.

         Current restrictions: Currently, the Fund has nine forms of fundamental investment restriction dealing with the concentration of investments that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restrictions applies.

                  1. The Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry, except that it may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

                           --Equity Income

                  2. The Account may not invest less than 25% of its total assets in securities of companies in the real estate industry except that it may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

                           --Real Estate Securities

                  3. The Account may not purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

                           --Government Securities

                  4. The Account may not concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

                           --Asset Allocation, Balanced, Equity Growth, Growth,
                             International, MidCap

                  5. The Account may not concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

                           --International SmallCap, MidCap Growth, SmallCap,
                             SmallCap Growth, SmallCap Value

                  6. The Account may not concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.

                           --Capital Value

                  7. The Account may not concentrate its investments in any particular industry or industries.

                           --Limited-Term Bond

                  8. The Account may not invest 25% or more of its total assets in securities of issuers in any one industry except that the Account will concentrate its investments in the mutual Account industry. This restriction does not apply to the Account's investments in the mutual Account industry by virtue of its investments in the underlying Accounts. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                           --Principal LifeTime 2010, Principal LifeTime 2020,
                  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

                  9. The Account may not concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions.

                           --Money Market

         The proposed restriction has already been adopted with respect to the following other Accounts: Equity Value, International Emerging Markets, LargeCap Blend, LargeCap Growth, LargeCap Value, LargeCap Stock Index, MidCap Value. (This restriction applies to the LargeCap Stock Index Account except to the extent that the Standard & Poor's 500 Index also is so concentrated.)

Proposal 6E - Purchases or Sales of Real Estate

         (applies only to the Capital Value, Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts.)

         Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require the Fund to set forth a fundamental policy governing the purchasing or sale of real estate for each of its Accounts.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with the purchase or sale of real estate:

                  The Account may not invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         Current restrictions: Currently, the Fund has four forms of fundamental investment restriction dealing with the purchase or sale of real estate that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

                  1. The Account may not engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities).

                           --Government Securities Account

                  2. The Account may not engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein).

                           --Money Market Account

                  3. The Account may not purchase or sell real estate or interests therein, although the Account may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

                           --Principal LifeTime 2010, Principal LifeTime 2020,
                  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

                  4. The Account may not engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

                           --Capital Value

         The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

Proposal 6F - Purchases or Sales of Commodities

         (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited-Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts.)

         Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require the Fund to set forth a fundamental policy dealing with the purchase or sale of commodities for each of its Accounts.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with the purchase or sale of commodities:

                  The Account may not invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

         Current restrictions: Currently, the Fund has four forms of fundamental investment restriction dealing with the purchase or sale of commodities that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

                  1. The Account may not invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

                           --Asset Allocation, Balanced, Bond, Capital Value,
                             Equity Growth, Growth, International, Limited-Term Bond, MidCap,

                  2. The Account may not invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

                           --Equity Income, International SmallCap, MidCap
                             Growth, Real Estate Securities, SmallCap, SmallCap Growth, SmallCap Value

                  3. The Account may not purchase or sell commodities or commodities contracts except that the Account may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

                           --Principal LifeTime 2010, Principal LifeTime 2020,
                  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

                  4. The Account may not invest in commodities or commodity
                   contracts

                           --Government Securities, Money Market

         The proposed restriction has already been adopted with respect to the following other Accounts: Equity Index, International Emerging Markets, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value and MidCap Value.

Proposal 6G - Making of Loans

         (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts.)

         Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that the Fund set forth a fundamental policy governing the making of loans to other persons for each of its Accounts.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with making loans to other persons:

                  The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

         Current restrictions: Currently, the Fund has three forms of fundamental investment restriction dealing with the making of loans that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

                  1. The Account may not make loans, except that the Account may
                  a) purchase and hold debt obligations in accordance with its investment objective and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

                           --Asset Allocation, Balanced, Bond, Capital Value,
                  Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited-Term Bond, MidCap, MidCap Growth, Money Market, Real Estate Securities, SmallCap, SmallCap Growth, SmallCap Value

                  2. The Account may not make loans, except that the Account may
                  a) purchase underlying Accounts which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Account or an underlying Account. For the purpose of this restriction, lending of Account securities by the underlying Accounts are not deemed to be loans.

                           --Principal LifeTime 2010, Principal LifeTime 2020,
                  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

                  3. The Account may not make loans, except that the Account may
                  a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

                           --International Emerging Markets, LargeCap Blend,
                  Large Cap Growth, LargeCap Stock Index, LargeCap Value, MidCap Value

                  The proposed restriction has already been adopted with respect to the Equity Value Account.

Proposal 6H - Short Sales

         (applies only to the Government Securities, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income.)

         Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules and orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. There are no applicable SEC rules or orders, and the 1940 Act does not require that funds state a fundamental investment policy regarding this matter. The sale of securities short, however, may be viewed in some cases as the issuance of a senior security under circumstances not permitted by
Section 18.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with effecting short sales:

                  The Account may not sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

         Current restrictions: Currently, the Fund has two forms of fundamental investment restriction dealing with effecting short sales that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

                  1. The Account may not sell securities short.

                           --Government Securities

                  2. The Account may not sell securities short. Each Account may invest in underlying Accounts which may sell securities short when the underlying Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short.

                           --Principal LifeTime 2010, Principal LifeTime 2020,
                  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Equity Value

         The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

Proposal 6I - Diversification

         (applies only to the Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts.)

         Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an open-end investment company to be diversified. These statutory standards are reflected in the proposed restriction set forth below. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to nondiversified unless authorized by the vote of a majority of its outstanding voting securities.

         Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with diversification:

         The Account may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account.

         Current restrictions: Currently, the Fund has one fundamental investment restriction that differs from the proposed revision and that applies to the Money Market Account. This form of investment restriction is set forth below. The Government Securities and the LifeTime Accounts currently have no fundamental investment restriction dealing with diversification:

                  1. The Account may not purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

                  .....The Account may not purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

                           --Money Market

         The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value, Limited-Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.


                              Category Two Changes

Proposal 6J - Fundamental Investment Restrictions to Be Eliminated

         (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, Limited-Term Bond, MidCap and Money Market Accounts.)

         The Board has decided that certain fundamental investment restrictions should be deleted. These unnecessary Restrictions reflect legal and regulatory requirements that applied and business and industry conditions that prevailed at the time they were adopted. With changes in legal requirements and prevailing conditions, the following fundamental investment restrictions are no longer necessary. Each Unnecessary Restriction proposed to be eliminated is set forth below and is followed by a list of the Accounts to which the restriction applies.

                  1. The Account may not purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

                           --Asset Allocation, Balanced, Bond, Capital Value,
                  Equity Growth, Government Securities, Growth, International, Limited-Term Bond, MidCap, Money Market

                  2. The Account may not purchase securities of any company with a record of less than three years' continuous operations (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

                           --Capital Value, Money Market

                  3. The Account may not invest in oil and gas interests or mineral exploration or development programs.

                           --Government Securities, Money Market

                  4. The Account may not invest in interests in oil, gas, or other mineral exploration or development programs, although the Account may invest in securities of issuers that invest in or sponsor such programs.

                           --Asset Allocation, Balanced, Bond, Equity Growth,
                  Growth, International, Limited-Term Bond, MidCap

                  5. It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

                           --Capital Value

                  6. The Account may not invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

                           --Capital Value

                  7. The Account may not invest more than 5% of its assets in initial margins and premiums on financial futures contracts and options on such contracts.

                           --Government Securities

                  8. The Account may not invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

                           --Government Securities

                  9. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

                           --Money Market

                             Category Three Changes

Proposal   6K  -   Fundamental   Investment   Restrictions   to  Be  Changed  to
Non-Fundamental Investment Restrictions

           (applies only to the Capital Value, Government Securities
                          and Money Market Accounts.)

         In addition to the fundamental investment restrictions discussed above, the Fund has adopted other investment restrictions for certain Accounts and classified them as fundamental. These investment restrictions are not required to be fundamental, and the Board of Directors seeks shareholder approval to change them from fundamental to non-fundamental. The proposed changes would place the affected Accounts with respect to such restrictions in substantially the same position as the other Accounts of the Fund and the corresponding PIF Funds. The Board has no present intention to change any investment restriction which is changed from fundamental to non-fundamental except for those changes discussed below.

         The fundamental investment restrictions proposed to be changed to non-fundamental investment restrictions, and the Accounts to which each currently applies, are set forth below.

                  1. The Account may not invest in companies for the purpose of exercising control or management.

                           --Capital Value, Government Securities, Money Market

                  2. The Account may not invest more than 20% of its total assets in securities of foreign issuers.

                           --Capital Value

         If this investment restriction becomes non-fundamental, the Board intends to make a minor change in the language used to describe the restriction and to increase the percentage figure from 20% to 25% to conform the restriction to the non-fundamental restriction currently in effect for most of the PIF Fund. As so changed, the investment restriction would state as follows: "The Account may not invest more than 25% of its assets in foreign securities."

                  3. The Account may not enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

                           --Government Securities

         If this investment restriction becomes non-fundamental, the Board intends to change it to conform to the non-fundamental investment restriction currently in effect for most of the PIF Funds. As so changed, the investment restriction would state as follows: "The Account may not invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law."

                  4. The Account may not invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

                  The Account may not enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

                  The Account may not invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

                           --Money Market

         If these investment restrictions become non-fundamental, the Board intends to replace them with the following non-fundamental investment restriction which currently applies to the PIF Money Market Fund: "The Account may not invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law."

                                  OTHER MATTERS

         We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares presented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         Shareholder proposals to be presented at any future meeting of shareholders of the Fund or any Account must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

April 18, 2005
Des Moines, Iowa

         It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the proxy ballot(s) in the enclosed envelope.

                                                                      Appendix A


                   SHARES OUTSTANDING AND OWNERSHIP OF SHARES

         The following table shows the number of shares outstanding of each of the Accounts as of the Record Date. As stated under "Voting Information" above, all the shares of the Accounts are owned of record by Principal Life. The ultimate parent of Principal Life is Principal Financial Group, Inc.


       Account                                      Shares Outstanding
       Asset Allocation Account
       Balanced Account
       Bond Account
       Capital Value Account
       Equity Growth Account
       Equity Income Account
       Equity Value Account
       Government Securities Account
       Growth Account
       International Account
       International Emerging Markets Account
       International SmallCap Account
       LargeCap Blend Account
       Large Growth Account
       LargeCap Stock Index Account
       LargeCap Value Account
       Limited-Term Bond Account
       MidCap Account
       MidCap Growth Account
       MidCap Value Account
       Money Market Account
       Principal LifeTime 2010 Account
       Principal LifeTime 2020 Account
       Principal LifeTime 2030 Account
       Principal LifeTime 2040 Account
       Principal LifeTime 2050 Account
       Principal LifeTime Strategic Income Account
       Real Estate Securities Account
       SmallCap Account
       SmallCap Growth Account
       SmallCap Value Account

         As of March 3, 2005, the Directors and officers of the Fund together owned less than 1% of the outstanding shares of any of the Accounts.

         As of March 3, 2005, no one was known by the Fund to own beneficially 5% or more of the outstanding shares of any of the Accounts.

                                                                     Appendix B


                     PRINCIPAL VariablE CONTRACTS FUND, INC.
                     AUDIT AND NOMINATING COMMITTEE CHARTER

Organization

The Audit and Nominating Committee of the Board of Directors ("Board") shall be composed of directors who are not interested persons as defined in the Investment Company Act of 1940.

Statement of Policy

The function of the Audit and Nominating Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Funds management for preparing; or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons professional or expert competence; or (3) a Board committee of which the director is not a member.

The Committee shall assist the directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to monitoring the integrity of the financial reporting processes and systems of internal accounting and financial controls, the compliance with legal and regulatory requirements, the independence and performance of internal and external auditors, and the effectiveness and efficiency of operations. The auditors for the Fund shall report directly to the Committee. Further, the Committee shall be responsible for maintaining free and open communication among the directors, the independent auditors, the internal auditors, and the management of the Fund.

Responsibilities

In carrying out its responsibilities, the Committee should be flexible so that it can best react to changing conditions to provide the directors and shareholders with reasonable assurance that the Fund accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The Committee shall have the authority to retain outside counsel or other consultants to advise the Committee as it deems appropriate to its duties. The Committee may request any officer or employee of the Fund or management company or the company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee. No member of the Committee shall receive any compensation from the Fund except for service as a member of the Fund's Board or a committee of the Board.

          The Committee shall meet not less than twice per year to review the Fund's financial statements and shall make regular reports to the Board addressing such matters as the quality and integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the performance of the independent and internal auditors. The chair of the Committee may call additional meetings as necessary.

The Committee shall:

1. Appoint, compensate, and conduct oversight of the work of the independent auditors.

2. Meet with the independent auditors to review the scope and approach of the proposed audit plan and the audit procedures to be performed.

3. Confirm and ensure the objectivity of the internal auditors and the independence of the independent auditors. Pre-approve all engagements and compensation to be paid to the auditor consistent with the Fund's Policy on Auditor Independence and discuss independence issues with the independent auditor on an annual basis. If so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     No engagement of the independent auditor should:

     (a) create a mutual or conflicting interest between the audit firm and the Fund
     (b)  place the audit firm in the position of auditing its own work
     (c)  result in the audit firm acting in a management role for the Fund, or
     (d)  place the audit firm in a position of being an advocate for the Fund.

          Annually, the independent auditor shall report all relationships that may bear on independence between the auditor and the Fund with respect to any services provided by the auditor, its subsidiaries or affiliates.

4. Review the adequacy and effectiveness of the Fund's internal controls, with the independent auditors, the organization's internal auditors, and its financial and accounting personnel, and consider their recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Consider major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditors, internal auditor or management.

5. Request that management inform the Committee of all new or changed accounting principles and disclosure practices on a timely basis. Inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of the changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

6. Review legal and regulatory matters that may have a material effect on the financial statements, the Fund's compliance policies and ethical business practices programs, and any material related to regulatory examinations or reports received from regulators or government agencies.

7. Inquire of management, the internal auditors, and the independent auditors regarding significant risks or exposures, and assess the steps management has taken to minimize such risks and exposures to the organization.

8. Review the results of the Fund's monitoring of compliance with its Code of Ethics.

9. Review the Fund's policies and procedures with respect to officers' and directors' expense accounts and perquisites, including their use of the organization's assets, and consider the results of the internal or independent auditors' reviews of those areas. (Expenses of individuals serving in the role of a Fund officer are not charged to the Fund and there are no related perquisites. Fees and reimbursable expenses of the independent directors are the only expenses of Fund directors charged to the Fund).

10. Review the Fund's internal audit function, including its audit plans, staffing, explanations for any deviations from plans, and the coordination of such plans with those of the independent auditors.

11. Review the significant issues reported to management prepared by the internal auditor and management's responses. Receive a summary of findings from completed internal audits. Review with the internal auditors any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

12. Meet with the independent auditors, at the conclusion of the audit, to review the results of the audit, including any comments or recommendations of the independent auditors. In addition, review with the independent auditors any major issues regarding accounting and auditing principles, practices and judgments as well as the adequacy of internal controls that could significantly affect the financial statements. Further, report the results of the annual audit to the Board of Directors.

13. Review the financial statements contained in the annual report to shareholders with management and the independent auditors. Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, inquire of the independent auditors regarding their reasoning in accepting or questioning management's significant estimates.

14. Inquire of the independent auditors regarding their judgments about whether management's accounting principles and estimates are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or minority practices. Also, discuss with the independent auditors how the Fund's choices of accounting principles and disclosure practices may affect shareholders' and the public's views and attitudes about the organization.

15. Discuss with the independent auditors other matters, if any, required to be discussed by Statements on Auditing Standards relating to the conduct of the audit such as audit adjustments, fraud and illegal acts, auditor retention issues, consultation with other auditors, disagreements with management and resolve any such disagreements, access to information, other difficulties encountered during the audit, etc.

16. Meet separately with the independent auditors and internal auditors without management. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Fund's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the audit.

17. Establish and maintain procedures for the handling of complaints received regarding accounting, internal controls, and auditing.

18. Submit the minutes of all the Committee's meetings to, or discuss the matters considered at each Committee meeting with, the Board of Directors. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

19. Select, review and nominate for consideration by the Board candidates for directors who are not interested persons as defined in the Investment Company Act of 1940.


(adopted by the Board of Directors on September 13, 2004)

                                                                     Appendix C

                         FORM OF SUB-ADVISORY AGREEMENT

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                             SUB-ADVISORY AGREEMENT
                    [NAME OF SUB-ADVISOR] SUB-ADVISED SERIES

     AGREEMENT  executed as of January  ____,  2005,  by and  between  PRINCIPAL
MANAGEMENT  CORPORATION   (hereinafter  called  "the  Manager"),  and  [NAME  OF
SUB-ADVISOR] (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

     WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Variable Contracts Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

     WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

     (a)  Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission; and

     (c) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

     1.   Appointment of Sub-Advisor

          In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2.   Obligations of and Services to be Provided by the Sub-Advisor
          -------------------------------------------------------------

          The Sub-Advisor will:

          (a) Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

          (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

          (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

          (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

          (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

          (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

          (g) Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

          (h) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and
               (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

          (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

          (j) Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

          (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor's Code of Ethics.

          (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of a Series.

          (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder.

          (n) Perform quarterly and annual tax compliance tests to monitor each Series' compliance with Subchapter M of the Code. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that a Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that a Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

          (o) Provide a copy of the Sub-Advisor's Form ADV and any amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

          (p) Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

          (q) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

     3.   Prohibited Conduct

          In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

     4.   Compensation

          As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

     5.   Liability of Sub-Advisor

          Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

     6.   Supplemental Arrangements

          The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     7.   Regulation

          The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

     8.   Duration and Termination of This Agreement

          This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

          If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

          This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     9.   Amendment of this Agreement

          No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     10.  General Provisions

          (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be [ADDRESS OF SUB-ADVISOR].

          (c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

               (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

               (2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

          (d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

          (e) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                              PRINCIPAL MANAGEMENT CORPORATION


                              By __________________________________________
                                 A. S. Filean, Senior Vice President



                              [NAME OF SUB-ADVISOR]


                               By ___________________________________________
                                  Name:
                                  Title




                                  [Appendix A]

                                                                     Appendix D

                       FORM OF SUB-SUB-ADVISORY AGREEMENT


     AGREEMENT made this ____ day of _________________, 2005, by and between _______________________ (hereinafter called the "Sub-Adviser") and Principal Global Investors, LLC (hereinafter called the "Adviser").

     WHEREAS, the Adviser has entered into a Subadvisory Agreement ("Sub-Advisory Agreement") with Principal Management Corporation, ("Client") relating to __________________________ (the "Fund"), pursuant to which the Adviser acts as investment adviser to the portfolio listed on Exhibit A (individually a "Portfolio" and collectively the "Portfolios").

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth, the Adviser and the Sub-Adviser agree as follows:

     1. (a) The Sub-Adviser shall, subject to the supervision of the Adviser, direct the investments of all or such portion of the Portfolio's assets as the Adviser shall designate in accordance with the investment objectives, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser or Sub-Adviser. The Sub-Adviser shall also furnish for the use of the Portfolios office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities. The Sub-Adviser is authorized, in its discretion and without prior consultation with the Portfolio or the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Directors.

     (b) The Sub-Adviser shall also furnish such reports, evaluations, information or analyses to the Fund and the Adviser as the Fund's Board of Directors or the Adviser may request from time to time or as the Sub-Adviser may deem to be desirable. The Sub-Adviser shall make recommendations to the Fund's Board of Directors with respect to Portfolio policies, and shall carry out such policies as are adopted by the Directors. The Sub-Adviser shall, subject to review by the Board of Directors, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Adviser.

     (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's accounts with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Sub-Adviser, Adviser or their affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

     2. As compensation for the services to be furnished by the Sub-Adviser hereunder, the Adviser agrees to pay the Sub-Adviser a fee equal to ____________ in respect of that portion of the Portfolio's assets managed by the Sub-Adviser. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.

     3. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Sub-Advisory Agreement.

     4. The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund.

     5. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Client, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6 for Portfolio, this Agreement shall continue in force for one year, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

     (b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive release of, the Commission.

     (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Directors of the Fund who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically upon the termination of the Sub-Advisory
Agreement. This Agreement shall terminate automatically in the event of its assignment.

     7. The Sub-Adviser agrees that any obligations of the Fund or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Directors or any individual Director.

     The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed in their behalf by their respective officers, duly authorized, all as of the date written above.


                                          PRINCIPAL GLOBAL INVESTORS, LLC


                                          By:_______________________________



                                          [NAME OF SUB-SUB-ADVISOR]


                                          By: _______________________________

                                                                     Appendix E

           ADDITIONAL INFORMATION ABOUT THE MANAGER, PRINCIPAL GLOBAL
               AND THE PROPOSED SUB-ADVISORS AND SUB-SUB-ADVISORS

     This Appendix contains additional information about the Manager, Principal Global and the proposed new sub-advisors or sub-sub-advisors for the Accounts, and should be read in conjunction with the Proposals, listed below.

Account                                   New Sub-Advisor/Sub-Sub-Advisor         Proposal

Growth Account                                          CCI                          2A
Money Market Account                             Principal Global                    2B
Bond Account                            Principal Global, Spectrum and Post    2C, 2D and 2E
Equity Income Account                       Spectrum and Principal REI           2F and 2G
Real Estate Securities Account                     Principal REI                     2H

Information About the Manager

     The Manager serves as the manager of each of the Accounts pursuant to a Management Agreement between the Manager and the Fund.

     The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life. At December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The address of the Manager and each of its parents is the Principal Financial Group, Des Moines, Iowa, 50392-0200.

     Under the Management Agreement, the Manager handles the business affairs of each of the Accounts and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Account, including the expenses incurred in the initial registration of the Account with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund with respect to each of the Accounts.

     The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Accounts for sale in states and other jurisdictions, for each of the Accounts pursuant to additional agreements with the Accounts.

     The following table lists the principal executive officers and directors of the Manager, their positions with the Fund, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-0200.

Name and Position
with the Manager                      Position with the Fund       Principal Occupation

John E. Aschenbrenner                 Director                     Director, the Manager and Princor;
Director                                                           President, Insurance and Financial
                                                                   Services, Principal Financial Group,
                                      Inc.

Craig L. Bassett                      Treasurer                    Vice President and Treasurer, Principal
Treasurer                                                          Financial Group, Inc.

Michael J. Beer                       Executive Vice President     Executive Vice President and Chief
Executive Vice President              and Principal Accounting     Operating Officer, the Manager and
                                      Officer                      Princor

David J. Brown                        Chief Compliance Officer     Vice President, Product & Distribution
Senior Vice President                                              Compliance, Principal Financial Group,
                                                                   Inc; Senior Vice President, the Manager
                                                                   and Princor

Jill R. Brown                         Vice President and Chief     Vice President and Chief Financial
Vice President and Chief              Financial Officer            Officer, the Manager and Princor
Financial Officer

Ralph C. Eucher                       Director, Chief Executive    Director, President and Chief Executive
Director, President and Chief         Officer and President        Officer, the Manager and Princor;
Executive Officer                                                  Senior Vice President, Principal
                                                                   Financial Group, Inc.

Arthur S. Filean                      Senior Vice President and    Senior Vice President, the Manager and
Senior Vice President                 Secretary                    Princor

Ernest H. Gillum                      Vice President and           Vice President and Chief Compliance
Vice President and Chief Compliance   Assistant Secretary          Officer, the Manager
Officer

David Miles                           Senior Vice President        Senior Vice President, the Manager and
Senior Vice President - Product                                    Princor; and Second Vice President,
Development                                                        Principal Financial Group, Inc.

Layne H. Rasmussen                    Controller                   Vice President and Controller - Mutual
Vice President and Controller -                                    Funds, the Manager
Mutual Funds

Michael D. Roughton                   Counsel                      Vice President and Senior Securities
Senior Vice President and Counsel                                  Counsel, Principal Financial Group,
                                                                   Inc.; Senior Vice President and Counsel,
                                                                   the Manager and Princor; and Counsel,
                                                                   Principal Global

James F. Sager                        None                         Vice President, the Manager and Princor
Vice President

Jean B. Schustek                      Assistant Vice President     Assistant Vice President, the Manager
Assistant Vice President -            and Assistant Secretary      and Princor
Registered Products

Karen Shaff                           None                         Executive Vice President and General
Director                                                           Counsel, Principal Financial Group, Inc.

Larry D. Zimpleman                    Director and Chairman of     Chairman and Director, the Manager and
Director and Chairman of the Board    the Board                    Princor; President, Retirement and
                                                                   Investor Services, Principal Financial
                                                                   Group, Inc.

Information About Principal Global

     As permitted by the Management Agreement, the Manager has delegated the day-to-day management of each of the Accounts except the Asset Allocation, Equity Growth, Equity Value, Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts to Principal Global pursuant to sub-advisory agreements between the Manager and Principal Global with respect to each Account. Principal Global is a wholly-owned subsidiary of Principal Life and an affiliate of the Manager. Principal Global manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. At December 31, 2004, Principal Global had assets under management of approximately $128 billion. The address of Principal Global and each of its parents is the Principal Financial Group, Des Moines, Iowa, 50392-0200.

     The following table lists the principal executive officers and directors of Principal Global, their positions with the Fund, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-0200.

Name and Position with
Principal Global                        Position with the Fund     Principal Occupation

J. Barry Griswell                                None              Chairman, President and Chief Executive
Chairman                                                           Officer, Principal Financial Group, Inc.

David M. Blake                                   None              Director and Executive Director,
Director and Executive Director                                    Principal Global

Jerald L. Bogart                                 None              Director and Executive Director,
Director and Executive Director                                    Principal Global

Timothy M. Dunbar                                None              Director and Executive Director,
Director and Executive Director                                    Principal Global

Patrick G. Halter                                None              Director and Executive Director,
Director and Executive Director                                    Principal Global

Richard W. Hibbs                                 None              Executive Director, Principal Global
Executive Director

James P. McCaughan                               None              Director and Chief Executive Officer,
Director and Chief Executive Officer                               Principal Global

Michael A. Migro                                 None              Director, Chief Operating Officer and
Director, Chief Operating Officer                                  Chief Compliance Officer, Principal
and Chief Compliance Officer                                       Global

Randall C. Mundt                                 None              Director and Executive Director,
Director and Executive Director                                    Principal Global

Karen E. Schaff                                  None              Executive Vice President and General
Director, Executive Vice President                                 Counsel, Principal Financial Group, Inc.
and General Counsel

Larry D. Zimpleman                    Director, Chairman of the    Chairman and Director, the Manager and
Director                              Board, Member of Executive   Princor; President, Retirement and
                                      Committee                    Investor Services, Principal Financial
                                                                   Group, Inc.


Prior  Approval  of  Management  Agreement  and  Principal  Global  Sub-Advisory
Agreement

     The Board of Directors, including a majority of the Independent Directors, most recently approved the Management Agreement for each of the Accounts, and the Sub-Advisory Agreement with Principal Global for the each of the Bond and Equity Income Accounts, on September 13, 2004 in connection with the annual renewals thereof. The Management Agreement was last approved by shareholders of the Accounts on November 2, 1999.

Payments to the Manager and its Affiliates

     The Manager

     Management Agreement. During the fiscal year ended December 31, 2004, the Manager served as the investment manager to each of the 31 Accounts of the Fund then in existence. As compensation for its services, the Manager received fees from the Fund Accounts computed separately for each Account. For the fiscal year ended December 31, 2004, the Fund Accounts paid the Manager aggregate management fees of $20,810,381. The amount of the management fee paid to the Manager by each of the Accounts for such year, and the percentage of the annual net assets of the Account represented by such amount, are set forth under the Proposal relating to the sub-advisory or sub-sub-advisory agreements for the Account.

     Principal Global. During the fiscal year ended December 31, 2004, Principal Global served as the sub-advisor to numerous Fund Accounts in addition to certain of the Accounts. As compensation for its services, Principal Global received sub-advisory fees from the Manager computed separately for each such Fund Account. For the fiscal year ended December 31, 2004, the Manager paid Principal Global aggregate sub-advisory fees of $3,478,055 for all the Fund Accounts for which it served as sub-advisor. The amount of the sub-advisory fees paid to Principal Global for each Account for such year, and the percentage of the annual net assets of the Account represented by such amount, are set forth under the Proposal relating to the sub-advisory or sub-sub-advisory agreement for the Account.

Other   Investment   Companies   Advised  by  the   Proposed   Sub-Advisors   or
Sub-Sub-Advisors

     Neither Principal Global nor Principal REI acts as advisor, sub-advisor or sub-sub-advisor to any registered investment company other than funds included in the Fund Complex.

     The following table sets forth, to the extent applicable to a proposed sub-advisor or sub-sub-advisor (other than Principal Global and Principal REI) and with respect to the Account sub-advised, the names of the other registered investment companies, if any (and excluding other funds or Accounts which are managed by the Manager), for which it served as investment sub-advisor or sub-sub-advisor during all or part of each such investment company's last fiscal year and which have an investment objective similar to that of the Account, the net assets of the investment company as of its last fiscal year end and the annual rate of the sub-advisor's or sub-sub-advisor's compensation for its advisory services.

       CCI  --  Growth Account

                                                               Net Assets             Annual Rate
 Name of Investment Company                              (last fiscal year end)     of Compensation
 --------------------------                              ----------------------     ---------------
 Strategic Partners -- Large Capitalization Growth Fund       $52.8 million              0.40%
 Target Portfolio Trust -- Large Capitalization              $180.2 million              0.30%
 Growth Portfolio
 Diversified Investors Portfolios - Mid Cap                  $210.2 million              0.40%
 Growth Portfolio


Affiliated Brokers

     During the fiscal year ended December 31, 2004, each of the brokers listed below may be deemed to have been an affiliated broker of the Accounts because it, or an affiliate, served as a sub-advisor to one or more of the Accounts or other funds in the Fund Complex.

--Goldman Sachs & Co. is an affiliate of Goldman Sachs Asset Management which acts as a sub-advisor for the Principal Partners Blue Chip Fund, Inc. and certain PIF Funds.

--J.P.Morgan Securities is an affiliate of J.P.Morgan Investment Management Inc. which acts as a sub-advisor for the SmallCap Value Account .

--Lehman Brothers, Inc. is an affiliate of Neuberger Berman LLC which acts as acts as a sub-advisor for the MidCap Value Account and the PIF Partners MidCap Value Fund.

--Morgan Stanley & Company is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor for the Asset Allocation Account.

--Sanford C. Bernstein & Co., LLC is an affiliate of AllianceBernstein Investment Research and Management which sub-advises the LargeCap Value Account and the Principal Partners LargeCap Value Fund, Inc.

-- Spectrum Asset Management, Inc. is an affiliate of the Principal Global Investors which serves as sub-advisor for several Principal Mutual Funds, certain accounts of the Principal Variable Contracts Fund, Inc. and certain portfolios of the Principal Investors Fund. Spectrum Asset Management, Inc. serves as sub-advisor for one portfolio of the Principal Investors Fund.

--UBS Securities LLC is an affiliate of UBS Global AM which acts as sub-advisor to the SmallCap Growth Account, certain PIF Funds and Principal Partners SmallCap Growth Fund, Inc.

     Brokerage commissions paid by the Accounts to these affiliated brokers during the fiscal year ended December 31, 2004 were as follows:

                     Commissions Paid to Goldman Sachs & Co.

                                             Total Dollar Amount                   As Percentage of
Account                                         of Commissions                    Total Commissions
-------                                         --------------                    -----------------
Growth Account                                    $19,288.75                            6.54%
Equity Income Account                              $4,083.45                            2.60%
Real Estate Securities Account                    $8,510.65                             4.40%


                   Commissions Paid to J.P. Morgan Securities

                                             Total Dollar Amount                   As Percentage of
Account                                         of Commissions                    Total Commissions
-------                                         --------------                    -----------------
Growth Account                                    $1,763.80                             0.60%
Equity Income Account                              $4,142.14                            2.63%
Real Estate Securities Account                     $1,520.00                            0.79%


                       Commissions Paid to Lehman Brothers

                                             Total Dollar Amount                   As Percentage of
Account                                         of Commissions                    Total Commissions
-------                                         --------------                    -----------------
Growth Account                                    $13,099.25                            4.44%
Equity Income Account                             $13,508.93                            8.59%
Real Estate Securities Account                    $21,221.31                           10.97%


                  Commissions Paid to Morgan Stanley & Company

                                             Total Dollar Amount                   As Percentage of
Account                                         of Commissions                    Total Commissions
-------                                         --------------                    -----------------
Growth Account                                    $5,448.25                             1.85%
Equity Income Account                              $2,879.08                            1.83%
Real Estate Securities Account                     $4,413.85                            2.28%


               Commissions Paid to Sanford C. Bernstein & Co., LLC

                                             Total Dollar Amount                   As Percentage of
Account                                         of Commissions                    Total Commissions
-------                                         --------------                    -----------------
Growth Account                                    $6,032.50                             2.04%
Equity Income Account                                $152.00                            0.10%

                  Commissions Paid to Spectrum Asset Management

                                             Total Dollar Amount                   As Percentage of
Account                                         of Commissions                    Total Commissions
-------                                         --------------                    -----------------
Equity Income Account                              $4,145.11                            2.63%


                     Commissions Paid to UBS Securities LLC

                                             Total Dollar Amount                   As Percentage of
Account                                         of Commissions                    Total Commissions
-------                                         --------------                    -----------------
Growth Account                                    $9,409.48                             3.19%
Equity Income Account                             $19,368.62                           12.31%
Real Estate Securities Account                    $13,425.65                            6.94%

                                                                     Appendix F

                  STATED INVESTMENT OBJECTIVES OF THE ACCOUNTS

     The stated investment objective of each of the Accounts is set forth in the following table:

   Asset Allocation Account               To seek to generate a total investment
                                          return consistent with preservation
                                          of capital
   Balanced Account                       To seek to generate a total return
                                          consisting of current income and
                                          capital appreciation
   Bond Account                           To seek as high a level of income as
                                          is consistent with preservation of
                                          capital and prudent investment risk
   Capital Value Account                  To seek to provide long-term capital
                                          appreciation and secondarily growth of
                                          investment income
   Equity Growth Account                  To seek to provide long-term capital
                                          appreciation by investing primarily in
                                          equity securities
   Equity Income Account                  To seek to achieve high current income
                                          and long-term growth of income and
                                          capital
   Equity Value Account                   To seek long-term growth of capital
                                          Government
   Securities Account                     To seek a high level of current
                                          income, liquidity and safety of
                                          principal
   Growth                                 Account To seek long-term growth of
                                          capital through the purchase primarily
                                          of common stocks, but the Account may
                                          invest in other securities
   International                          Account To seek long-term growth of
                                          capital by investing in a portfolio of
                                          equity securities of companies
                                          established outside of the U.S.
   International Emerging
      Markets Account                     To seek long-term growth of capital by
                                          investing primarily in equity
                                          securities of issuers in emerging
                                          market countries
   International SmallCap Account         To seek long-term growth of capital by
                                          investing in a portfolio of equity
                                          securities of companies established
                                          outside of the U.S.
   LargeCap Blend Account                 To seek long-term growth of capital
   LargeCap Growth Equity Account         To seek to achieve long-term growth
                                          of capital
   LargeCap Stock Index Account           To seek long-term growth of capital
   LargeCap Value Account                 To seek long-term growth of capital
   Limited-Term Bond Account              To seek to provide current income
   MidCap Account                         To seek to achieve capital
                                          appreciation by investing primarily
                                          in securities of emerging and other
                                          growth-oriented companies
   MidCap Growth Account                  To seek long-term growth of capital
   MidCap Value Account                   To seek long-term growth of capital
                                          by investing primarily in equity
                                          securities of companies with value
                                          characteristics and market
                                          capitalizations in the $1 billion to
                                          $10 billion range
   Money Market Account                   To seek to obtain as high a level of
                                          current income available from
                                          investments in short-term securities
                                          as is consistent with preservation of
                                          principal and maintenance of
                                          liquidity
   Principal LifeTime 2010 Account        To seek a total return consisting of
                                          long-term growth of capital and
                                          current income
   Principal LifeTime 2020 Account        To seek a total return consisting of
                                          long-term growth of capital and
                                          current income
   Principal LifeTime 2030 Account        To seek a total return consisting of
                                          long-term growth of capital and
                                          current income
   Principal LifeTime 2040 Account        To seek a total return consisting of
                                          long-term growth of capital and
                                          current income
   Principal LifeTime 2050 Account        To seek a total return consisting of
                                          long-term growth of capital and
                                          current income
   Principal LifeTime Strategic
     Income Account                       To seek high current income
   Real Estate Securities Account         To seek to generate a total return by
                                          investing primarily in equity
                                          securities of companies principally
                                          engaged in the real estate industry
   SmallCap Account                       To seek long-term growth of capital by
                                          investing primarily in equity
                                          securities of companies with
                                          comparatively small market
                                          capitalizations
   SmallCap Growth Account                To seek long-term growth of capital
   SmallCap Value Account                 To seek long-term growth of capital

                                                                     Appendix G

          PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACCOUNTS

     If shareholders of the Accounts voting on the proposals included under Proposal 6 above approve all the proposed changes to the fundamental investment restrictions applicable to those Accounts, then all the Accounts of the Fund will have the same fundamental investment restrictions. These uniform fundamental investment restrictions for each Account would be the following:

Subject of Restriction        Fundamental Investment Restriction

Senior                        Securities: The Account may not issue any senior
                              securities as defined in the 1940 Act. Purchasing
                              and selling securities and futures contracts and
                              options thereon and borrowing money in accordance
                              with restrictions described below do not involve
                              the issuance of a senior security.
Borrowing:                    The Account may not borrow money, except as
                              permitted under the Investment Company Act of
                              1940, as amended, and as interpreted, modified or
                              otherwise permitted by regulatory authority having
                              jurisdiction, from time to time.
Underwriting Securities of    The Account may not act as an underwriter of
another Issuer:               securities, except to the extent that the Account
                              may be deemed to be an underwriter in connection
                              with the sale of securities held in its portfolio.
Concentration of              The Account may not concentrate its investments
Investments:                  in any particular industry, except that the
                              Account may invest up to 25% of the value of its
                              total assets in a single industry, provided that,
                              when the Account has adopted a temporary
                              defensive posture, there shall be no limitation
                              on the purchase of obligations issued or
                              guaranteed by the U.S. government or its
                              agencies or instrumentalities. This restriction
                              does not apply to the Real Estate Securities
                              Account.
Purchases or Sales of Real    The Account may not invest in real estate,
Estate:                       although it may invest in securities that are
                              secured by real estate and securities of issuers
                              that invest or deal in real estate.
Purchases or Sales of         The Account may not invest in physical commodities
Commodities:                  or commodity contracts (other than foreign
                              currencies), but it may purchase and sell
                              financial futures contracts, options on such
                              contracts, swaps and securities backed by physical
                              commodities.
Making of Loans:              The Account may not make loans, except that the
                              Account may a) purchase and hold debt obligations
                              in accordance with its investment objectives and
                              policies; b) enter into repurchase agreements; and
                              c) lend its portfolio securities without
                              limitation against collateral (consisting of cash
                              or liquid assets) equal at all times to not less
                              than 100% of the value of the securities loaned.
                              This limit does not apply to purchases of debt
                              securities or commercial paper.
Short Sales:                  The Account may not sell securities short
                              (except where the Account holds or has the right
                              to obtain at no added cost a long position in the
                              securities sold that equals or exceeds the
                              securities sold short).
Diversification:              The Account may not invest more than 5% of its
                              total assets in the securities of any one issuer
                              (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account.

                           [VOTING INSTRUCTIONS FORM]
                     Principal Variable Contracts Fund, Inc.
                           Des Moines, Iowa 50392-0200

                      GIVE YOUR VOTING INSTRUCTIONS TODAY!

                  SPECIAL MEETING OF SHAREHOLDERS MAY 26, 2005
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                [NAME OF ACCOUNT]

The Board of Directors is soliciting instructions for voting shares of the [NAME OF ACCOUNT] held by Principal Life Insurance Company at the Special Meeting of Principal Variable Contracts Fund, Inc. to be held on May 26, 2005 at 10:00 a.m. Central Daylight Time, and at any adjournments thereof, on the issues listed on the reverse side of this form. In the discretion of Principal Life Insurance Company, votes will also be authorized for such other matters as may properly come before the meeting.

Check the appropriate boxes on the reverse of this form, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement, both dated April 18, 2005. If you complete, sign and return the form, Principal Life Insurance Company will vote as you have instructed. If you simply sign and return the form, it will be voted FOR electing all nominees as Directors and FOR the other proposals. If your instructions are not received, votes will be cast in proportion to the instructions received from all contracts with a voting interest in this Account.

NOTE: Please sign exactly as your name appears on this form. Please mark, sign, date and mail your form in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

-----------------------------------              ------------------------------
Signature                                        Signature (if held jointly)

___________________________________ , 2005
Date

The Board of Directors unanimously recommends that you vote FOR the election of all nominees for Director and FOR all Proposals.

Please mark your choices by filling in the appropriate boxes below. Sign and return the ballot as soon as possible in the enclosed envelope.

PROPOSALS

1.    Election of the following nine nominees as                 For All     Withhold Authority    For All Nominees
Directors of Principal Variable Contracts Fund, Inc.:           Nominees      for all Nominees    except individuals
Elizabeth Ballantine, James D. Davis, Richard W.                                                     named below:
Gilbert, Mark A Grimmett, William C. Kimball, Barbara A.           [ ]              [ ]                   [ ]
Lukavsky, John E. Aschenbrenner, Ralph C. Eucher, and
Larry D. Zimpleman.                                                                                  _____________
2.    Approval of a Sub-Advisory/Sub-Sub-Advisory
Agreement:                                                         For            Against               Abstain
     2A. With CCI for the Growth Account.                          [ ]              [ ]                   [ ]
     2B. With Principal Global for the Money Market                [ ]              [ ]                   [ ]
     Account.
     2C. With Principal Global for the Bond Account.               [ ]              [ ]                   [ ]
     2D. With Spectrum for the Bond Account.                       [ ]              [ ]                   [ ]
     2E. With Post the Bond Account.                               [ ]              [ ]                   [ ]
     2F. With Spectrum for the Equity Income Account.              [ ]              [ ]                   [ ]
     2G. With Principal REI for the Equity Income                  [ ]              [ ]                   [ ]
Account.
     2H. With Principal REI for the Real Estate                    [ ]              [ ]                   [ ]
Securities Account.

                                                                   For            Against               Abstain
3.  Approval of reclassifying investment objective of              [ ]              [ ]                   [ ]
Account as "non-fundamental."
4. Approval of Amendments to Articles of Incorporation
to authorize the Board of Directors to:                            For            Against               Abstain
   4A. Approve combinations of Accounts.                           [ ]              [ ]                   [ ]
   4B. Liquidate assets attributable to an Account or              [ ]              [ ]                   [ ]
       class of shares and terminate the Account or class
       of shares.
   4C. Designate a class of shares of an Account as a              [ ]              [ ]                   [ ]
       separate Account.

                                                                   For            Against               Abstain
5. Approval of "manager-of-managers" arrangements.                 [ ]              [ ]                   [ ]
6. Approval of changes to fundamental investment restrictions of the Accounts with respect to:
                                                                   For            Against               Abstain
    6A.  Issuing senior securities.                                [ ]              [ ]                   [ ]
    6B.  Borrowing.                                                [ ]              [ ]                   [ ]
    6C.  Underwriting securities.                                  [ ]              [ ]                   [ ]
    6D.  Concentration of investments.                             [ ]              [ ]                   [ ]
     6E.  Purchases or sales of real estate.                       [ ]              [ ]                   [ ]
     6F.  Purchases or sales of commodities.                       [ ]              [ ]                   [ ]
     6G.  Making of loans.                                         [ ]              [ ]                   [ ]
     6H.  Short sales.                                             [ ]              [ ]                   [ ]
     6I.    Elimination of unnecessary restrictions.               [ ]              [ ]                   [ ]
    6K. Changing fundamental restrictions to non-                  [ ]              [ ]                   [ ]
        fundamental restrictions.